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EXHIBIT 10.1

CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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DISTRIBUTION AGREEMENT

     This DISTRIBUTION AGREEMENT (this “Agreement”), effective as of June 30, 2004 (the “Effective Date”), is made and entered into by and between America Online, Inc. (“AOL”), a Delaware corporation, with its principal offices at 22000 AOL Way, Dulles, Virginia 20166, on the one hand, and Homestore, Inc. (“HS”), a Delaware corporation, with offices at 30700 Russell Ranch Road, Westlake Village, California 91362, on the other hand. AOL and HS may be referred to individually as a “Party” and collectively as the “Parties.”

INTRODUCTION

     AOL and Homestore.com, Inc. (f/k/a NetSelect, Inc.) entered into a Distribution Agreement effective as of January 9, 2003 and expiring on the Effective Date of this Agreement (the “Prior Agreement”). The Prior Agreement will terminate in accordance with its terms as of the Effective Date. AOL and HS each desires to renew and modify their existing relationship by entering into a new mutually beneficial interactive marketing relationship in accordance with the terms and conditions set forth in this Agreement. Capitalized terms used but not otherwise defined in this Agreement shall be as defined on Exhibit B, attached hereto and made a part hereof.

TERMS

1. DISTRIBUTION; PROGRAMMING

1.1	Promotions.

1.1.1	Promotion Plan. AOL shall provide HS with the Promotions set forth on Exhibit A, attached hereto and made a part hereof (the “Promotion Plan”), including Promotions in a real estate-related channel or equivalent on the AOL Service, Netscape.com, CompuServe Service and a real estate-related screen on AOL CityGuide (collectively the “Real Estate Channel”), as depicted for the AOL Properties in the screen shots attached hereto as Exhibit G, which shall be subject to the provisions of Section 1.4. HS acknowledges that the screen shots for the AOL Service represent a new design for the Real Estate Channel which has not yet been built and which will not be fully launched until approximately [*] (the “Launch Date”). From the Effective Date until the actual date of launch of such new design (whether or not such date is on the Launch Date), AOL shall continue to provide Promotions on the AOL Service similar to those integrated Promotions provided by AOL to HS pursuant to the Prior Agreement in the Real Estate Channel and personal finance channel, with the exception of the mortgages rates placements (the “Prelaunch Promotions”). In the event that the new Real Estate Channel on the AOL Service (or portions thereof) does not launch by the Launch Date, and such delay is solely caused by AOL, then the Term shall be automatically extended by a number of days equal to the number of days by which the new Real Estate Channel is launched after the Launch Date. In addition, to the extent that AOL elects from time to time to provide HS with additional promotions in the following areas (or successor or replacement

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areas), or other locations as mutually agreed in writing by the Parties (the “Additional Promotions”), such Additional Promotions shall be considered to be Promotions for purposes of this Agreement, including with respect to the definition of [*] and Customized Site [*]: the AOL Classifieds, personal finance and “living” channels or areas of each of the AOL Properties, and the area on AOL.com that is primarily focused on real estate. Except to the extent expressly described herein, the exact form, placement and nature of the Promotions shall be determined by AOL in its reasonable editorial discretion. Any changes to the Promotion Plan shall be made in writing and signed by both Parties prior to implementation of such changes.

1.1.2	AOL Apartment Classifieds. HS shall deliver to AOL HS Apartments Listings (“Delivered Apartments Listings”) in accordance with the API provided to HS by AOL and otherwise in accordance with AOL’s reasonable technical requirements. AOL shall integrate such Delivered Apartments Listings into the “Basic Listings” area for apartment searches or successor or replacement area of the “Classifieds” service that is a part of AOL Service (and, at AOL’s option and sole discretion, a part of any or all of the other AOL Properties) (the “AOL Classifieds”), so that relevant HS Apartments Listings are served up to an end user performing a search for apartments using AOL Classifieds. For each unique city/state in the United States (as such cities are identified in the zip code book of the U.S. Postal Service) (a “Unique City”) for which there is a Delivered Apartments Listing, HS may, in accordance with AOL’s technical specifications, designate one Delivered Apartments Listing located within such Unique City to be featured as a “premium” or equivalent listing in the AOL Classifieds when an end user searches for apartment listings within such Unique City, and AOL shall serve up such Delivered Apartments Listing as a “premium” or equivalent listing of the AOL Classifieds for that Unique City.

1.1.3	[*] Page Placements. AOL shall include a presence for the Customized Site and/or Customized Programming in the editorial featured content area of the [*] of the AOL Service, for a minimum of [*] ([*]) real estate related [*]. AOL shall have the right to revise the real estate related [*], provided however, that the Customized Site or Customized Programming shall have presence for a selection of [*] that is comparable to that in the [*] on the AOL Service as of the Effective Date.

1.2	[*] Floor. Failure to achieve any particular number of [*] during the Term or any individual quarter therein shall not result in a breach of this Agreement or any other liability to AOL hereunder, except that in the event that AOL delivers less than [*] ([*]) [*] in any quarter during the Term, then, as HS’ sole remedy, AOL shall provide HS with a credit against the next quarter’s payment in the amount equal to the number of [*] constituting the shortfall from [*] ([*]) multiplied by [*] Cents ($[*]), up to a shortfall of [*] ([*]) [*] in any quarter, and [*] Cents ($[*]) per [*] for a shortfall in excess of [*] ([*]) [*] in that quarter (the “Shortfall Amount”); provided that if a shortfall occurs in the final quarter of the Term, then AOL shall either provide HS with a credit against payments owed to AOL (in the event HS owes any amounts to AOL), or pay to HS cash equal to the Shortfall Amount. The Parties agree that for purposes of this Section 1.2, the daily average number of [*] for the dates from the Launch Date through [*] shall be the number of daily [*] applied to each day from the Effective Date through the Launch Date.

1.3	Upside Payments. For each Customized Site [*] delivered during the following calendar quarters of the Agreement that is in excess of the quarterly Customized Site [*] threshold (“[*]”) as set forth in the table immediately below, HS shall pay to AOL the amount indicated in the table for each such Customized Site [*] in excess of the applicable threshold for such applicable quarter.

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     [*] [*] [*] [*] [*] [*] [*] [*]

     [*] [*] [*] [*] [*] [*] [*] [*]

     [*] [*] [*] [*] [*] [*] [*] [*]

     [*] [*] [*] [*] [*] [*] [*] [*]

     [*] [*] [*] [*] [*] [*] [*] [*]

1.4	Redesigns and Makegoods. AOL reserves the right to redesign or modify the organization, structure, “look and feel,” navigation and other elements of the AOL Network at any time. In the event such modifications materially and adversely affect any specific Promotion, or if such modifications cause AOL to be unable to deliver any particular Promotion (each, a “Material Modification”), then AOL will provide HS as soon as commercially reasonable, as its sole remedy, a comparable promotional placement in a successor area of the portion of the AOL Network that has been redesigned or replaced, or other area that is substantially similar to the redesigned or replaced area; provided, however, that in the event such redesign or modification results in a substantial redesign of the Real Estate Channel, such redesigned or replaced Real Estate Channel is promoted as prominently as any other top level channel in the standalone channel navigation strip on the AOL Service (specifically excluding any non-immersive or a la carte versions of the America Online brand service) such as Careers, Travel and Health. Notwithstanding the foregoing, in the event that a redesign of the search results pages described in Section 1.1.3 and in the Promotion Plan results in no successor or substantially similar area or portion on such search results pages (collectively with Material Modifications, “Proposed Changes”), then AOL will provide HS as its sole remedy with alternative placements on the AOL Network which have a comparable overall value. AOL shall promptly provide written notice to HS of (i) any Proposed Change, (ii) the proposed comparable or alternative promotional placement(s), and (iii) the Promotion or Promotions for which the proposed comparable or alternative placement is a substitute. Within thirty (30) days of AOL’s written notice, HS shall provide written notice to AOL of either (i) its acceptance of the proposed comparable or alternative promotional placement as a substitute Promotion, or (ii) its refusal of the proposed comparable or alternative promotional placement, together with a written statement of the reasons HS believes the proposed placement is not a comparable or alternative placement. HS’ failure to so respond within thirty (30) days shall be deemed acceptance. HS’ approval of a proposed comparable or alternative placement shall not be unreasonably withheld. In no event will any notice requirement, acceptance or rejection provided pursuant to this Section 1.4 prohibit AOL from implementing any Proposed Change. In the event that HS refuses a proposed comparable or alternative promotional placement offered by AOL pursuant to this Section 1.4, HS and AOL shall attempt, in good faith, to resolve the matter informally within fifteen (15) days. In the event the Parties are unable to resolve the matter informally, either Party may commence the arbitration provisions of this Agreement; provided, however, that any such dispute that is not presented to the Management Committee and, if necessary, arbitration as provided in Section VII of Exhibit D for final and binding resolution within ninety (90) days of AOL’s written notice of the proposed promotional placement shall be waived by HS.

1.5	Programming and Content.

1.5.1	Content. The Promotions shall link only to the Customized Sites and shall promote only the HS Services. The Customized Sites and Customized Programming shall contain the Content described on the Programming Plan,

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attached hereto as Exhibit C (the “Programming Plan”), as such Programming Plan may be updated from time to time by mutual agreement of the Parties. HS shall have the right to include any of its Content within the HS Services on the Customized Sites consistent with this Agreement. Each Promotion shall link to a portion of the Customized Sites which is contextually relevant to the page on which the Promotion appears and the Content of the Promotion. The inclusion of any Content that is not within the HS Services shall be subject to AOL’s prior written approval, which approval shall not be unreasonably withheld. HS shall provide Content that will meet the objectives set forth in the Programming Plan, and, in AOL’s reasonable editorial discretion, such Content shall be accurate, well-organized and professional and shall comply with (i) AOL’s technical specifications set forth in Exhibit E, attached hereto and made a part hereof, and any additional or modified specifications made available to HS that AOL deems necessary and appropriate from time to time during the Term so long as AOL consistently requires compliance with such standards from similarly situated third parties, (ii) the terms of this Agreement, and (iii) AOL’s then-generally acceptable policies relating to advertising and promotions (as consistently applied to similarly situated third parties and as have been made available to HS). Notwithstanding anything to the contrary in this Agreement, HS shall ensure that any Content provided by HS pursuant to this Agreement (including, without limitation, the Promotions, the Customized Programming and the Customized Sites) does not directly promote, advertise, or market any Interactive Service, and that the Promotions do not directly promote, advertise, market or distribute any products or services in any category in which AOL has an exclusive relationship as identified on Exhibit H, attached hereto and made a part hereof, as such list may be amended by AOL from time to time; provided AOL shall not amend such exhibit to include any of the HS Exclusive Services. HS shall not refer to a pending Change of Control with a Change of Control Party in any Promotions, Customized Programming or on the Customized Site after the public announcement of a letter of understanding, terms or agreement regarding such pending Change of Control.

1.5.2	HS Content and Site Management Obligations. HS shall design, create, edit, manage, review, update (as reasonably determined by HS and no less frequently than its Generally Available Sites are updated), and maintain the Customized Sites and other Licensed Content in a timely and professional manner and in accordance with the terms of this Agreement and shall use commercially reasonable efforts to keep the Licensed Content current, accurate and well-organized at all times during the Term. HS shall be responsible for any hosting or communication costs associated with the Customized Sites and Customized Programming, including, without limitation, the costs associated with AOL’s direct cost of any agreed-upon direct connections between the AOL Network and the Customized Sites or Customized Programming.

1.5.3	Equality of Content. Subject to the other terms and conditions of this Agreement, HS shall ensure that the Licensed Content within the Customized Sites is substantially the same as the Content then available on the comparable Generally Available Sites in all material respects, including without limitation, quality, breadth, depth, timeliness, functionality, features, prices of products and services and terms and conditions, unless otherwise required by this Agreement (for example, if Content, tools or functionality that HS would be required to include to comply with this sentence violates another provision of this Agreement, HS shall not provide such Content, tools or functionality on the Customized Sites). In the event HS enters into an agreement to provide Content relevant to the HS Services and not available on the Generally Available Sites (“Custom Content”) to any third party, HS shall provide AOL the opportunity to obtain the

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Custom Content on substantially the same terms as the third party (including, without limitation, delivery of the Custom Content to AOL at the same time the Custom Content is delivered to the third party).

1.6	Registration. AOL Users shall not be subject to a registration process (or any similar process) in order to access and use the Customized Programming or the Customized Sites unless otherwise mutually agreed; provided, however, that AOL Users may be subject to a registration process in order to use a specialized tool or for specific opt-in features and functionality of the Customized Sites. In the event that registration is required to access and use the Customized Sites, any registration or similar process on the Customized Sites shall be no more burdensome than any other registration or similar process on the corresponding Generally Available Site. During the Term and for the two (2) year period after the expiration or termination thereof, HS shall allow AOL Users to access and use a Generally Available Site on terms and conditions no less favorable than the terms and conditions generally available to other similarly situated users of such Generally Available Site.

1.7	Member Benefits. HS will promote through the Customized Sites any special or promotional offers made available by or on behalf of HS through any Generally Available Site. The Parties shall work together in good faith to promote, through the Customized Sites and the AOL Network, special Content exclusively available to AOL Users.

1.8	Compliance. In the event HS provides Content for the Customized Programming and the Customized Sites that fails to materially comply with Sections 1.5, 1.6, 2.5.1, 4.1, 4.2(a), 4.2(b), 4.2(c), or 4.3 of this Agreement (a “Material Non-Compliance Event”), AOL shall: (a) give email notice to HS of its non-compliance specifying the nature of the Material Non-Compliance Event and the location of the non-complying Content (if applicable and to the extent of AOL’s knowledge of the location(s)); and (b) have the immediate right (in addition to any other remedies available to AOL hereunder) to (i) decrease the promotion it provides to HS hereunder solely on screens which include or provide a link to such non-complying Content and/or (ii) remove carriage of the Customized Programming and/or other Licensed Content from the AOL Properties that are implicated by such non-complying Content; in each case, until such time as HS corrects its non-compliance. If HS does not cure its non-compliance during a [*] ([*]) day period (or a [*] ([*]) day period in the event that the non-compliance results from a modification to technical requirements and cannot reasonably be cured in [*] days) beginning the date on which AOL gives HS notice of its non-compliance as provided in subsection (a) hereof, then the [*] Floor for the relevant quarter will be reduced pro rata according to the time period during which the non-compliance continues, including such [*] ([*]) or [*]([*]) day period, as applicable.

2. CROSS-PROMOTION

2.1	Cooperation. Each Party shall cooperate with and reasonably assist the other Party in supplying material for marketing and promotional activities.

2.2	HS Promotion of Customized Sites and AOL.

2.2.1	Offline Promotion. As provided in Exhibit F, in its offline promotions HS will promote AOL and will promote the availability of the Customized Sites through the AOL Network.

2.2.2	Online Promotion. In the event that HS allows a third party Interactive Service to purchase advertising for placement on the Generally Available Sites as part of a cooperative transaction whereby the parties thereto trade products or services rather than cash, or as part of an affiliate or bounty program, then HS will provide

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AOL with the opportunity to purchase comparable online promotion for the remaining Term of this Agreement and on other terms and conditions that are no less favorable than the proposed promotion with the third party Interactive Service. HS shall provide AOL with ten (10) days prior written notice of its intent to enter into such transaction and shall specify all material terms of such transaction in the written notice (other than those terms which HS is prohibited from disclosing under any commercially reasonable nondisclosure agreement or confidentiality provision that an Interactive Service may have required prior to negotiating the arrangements). In the event that AOL desires to purchase the comparable promotions, AOL shall provide HS written notice of its intent to participate within five (5) days of HS’ notice. Thereafter, the parties will use their commercially reasonable good faith efforts to enter into a definitive agreement for the provision of such promotions. HS shall be free to enter into an agreement with the third party on terms no more favorable to the third party than those contained in HS’ notice. This section shall not apply to those matters covered by Section 2.5.

2.3	AOL Promotion of Customized Sites and HS. At HS’s request during the Term, AOL shall discuss with HS opportunities to include HS in AOL promotional materials to the extent AOL includes any similarly situated partners in such materials. The terms and conditions of any such promotion shall be determined by the Parties at the time of such promotion.

2.4	AOL Participation in Marketing or Promotional Opportunities. In the event that HS enters into any transaction to promote or market the products or services of any third party Interactive Service, HS shall provide AOL with the opportunity to promote or market the products or services of AOL in a comparable manner for the remainder of the Term of this Agreement and on other terms and conditions that are no less favorable than the proposed promotion of the products and services of the third party Interactive Service. HS shall provide AOL with notice ten (10) days after entering into any such transaction and shall specify all material terms of such transaction in the written notice (other than those terms which HS is prohibited from disclosing under any commercially reasonable nondisclosure agreement or confidentiality provision that the Interactive Service may have required). In the event that AOL desires to acquire comparable promotion or marketing from HS, AOL shall provide HS written notice of its intent to participate within five (5) days of HS’ notice. Thereafter the parties will use their commercially reasonable good faith efforts to enter into a definitive agreement for the provision of such promotions. In no event shall Section 2.4 and Section 2.2.2 prohibit or limit HS from entering into a distribution agreement or carriage agreement with an Interactive Service pursuant to which HS provides its content to such service even if as an ancillary part thereof HS promotes or markets the services of such Interactive Service. This Section shall not apply to matters covered by Section 2.5.

2.5	Use of AOL Tools

2.5.1	Customized Sites. In the event that HS chooses to integrate any third party tools, technologies or functionality, other than any instant messaging product, on any Customized Site, and AOL provides tools, technology or functionality that are reasonably comparable to that available from such third party, then HS shall negotiate in good faith with AOL to determine terms and conditions for HS to use AOL’s tools prior to HS negotiating with any third party regarding the same. Notwithstanding the foregoing, in the event that HS chooses to integrate any instant messaging tool on any Customized Site, HS shall use, and AOL shall provide, “AOL Instant Messenger™” (“AIM”) or alternate AOL-designated instant messaging tool. In the event that HS integrates one or more third party’s tools, technologies and functionality on any Customized Site to the extent permitted in

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this Section 2.5.1, (i) HS shall be prohibited from displaying any links to such third party web site or other site displaying or distributing such third party’s tools, technologies and functionality unless such links are to a “cul-de-sac” site which (a) provides only the third party tool’s functionality without further links to the third party’s products or services and (b) has an HS Look and Feel, and (ii) HS shall be prohibited from displaying any branding for any third party Interactive Service in connection with such tools, technologies, or functionality; provided, however, that in the event that HS chooses to display any branding for any third party’s tools, regardless of whether such third party is an Interactive Service, HS shall remove the third party’s tools and branding from the Customized Sites upon AOL’s written notice to HS requesting such removal.

2.5.2	License to AOL Tools. To the extent AOL provides HS with AOL Tools for inclusion on the Customized Sites, AOL and HS shall enter into a license agreement, to be mutually agreeable to both Parties, pursuant to which AOL will license to HS such AOL Tools for use on the Customized Sites, and upon mutual agreement of the Parties, the Generally Available Sites, during the Term. In the event that either Party seeks revenue from users of the Customized Sites or the Generally Available Sites for such AOL tools, the Parties shall negotiate in good faith to determine the revenue share of any revenues derived therefrom.

3. ADVERTISING AND MERCHANDISING

3.1	AOL Network Advertising Inventory. AOL owns all right, title and interest in and to the advertising and promotional spaces within the AOL Network including, without limitation, the screens containing Customized Programming, and shall have the right to all revenues therefrom. The specific advertising inventory within any AOL forms or pages shall be as determined by AOL.

3.2	Customized Site Advertising Inventory. HS owns all right, title and interest in and to the advertising and promotional spaces on the Customized Sites. HS shall pay to AOL a share of Advertisements Revenues as specified in Section 6.2 below.

3.3	Interactive Commerce. Subject to Section 1.5.1, HS shall have the right to provide the HS Services and any other services expressly permitted herein, and sell or offer for sale through the Customized Sites any products, goods or services reasonably related to the HS Services.

4. CUSTOMIZED PROGRAMMING AND CUSTOMIZED SITES

4.1	Production; Performance. HS shall write all Customized Programming and design all Customized Sites for distribution hereunder according to AOL’s standard programming and publishing specifications and guidelines and the Technical Operating Standards, all as set forth on Exhibit E, and any additional or modified specifications provided to HS that AOL deems necessary and appropriate from time to time during the Term so long as AOL requires compliance with such standards from similarly situated third parties.

4.2	Customization. In addition to any customization requirements set forth elsewhere herein, HS shall customize all Customized Programming and the Customized Sites for AOL Users as follows:

(a)	HS shall co-brand each Customized Site, including a Customized Site for Classifieds, in accordance with AOL’s specifications for such co-branding as they may be modified and generally applicable to similarly situated AOL partners from time to time, for each AOL Property on which each Customized Site is promoted.

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HS shall integrate tools, technologies and functionality on any Customized Site in accordance with the provisions of Section 2.5. AOL shall provide a header and footer to HS for use on the Customized Sites that is as wide as the Customized Sites require.

(b)	Notwithstanding anything to the contrary, HS shall ensure that:

(i)	the Customized Programming and Customized Sites do not (a) directly promote, advertise, or market any Interactive Service, or (b) violate any standard written AOL policy on advertising or promotion made available to HS and as generally applied (e.g., with respect to objectionable content (e.g., illegal or illicit, inappropriate for minors, etc.));

(ii)	the Customized Programming does not directly promote, advertise, market or distribute any products or services in any category in which AOL has an exclusive relationship in accordance with the lists provided to HS pursuant to Section 1.5.1; and

(iii)	the Customized Programming will not use or display any pop-up Advertising during the Term, and no pop-up advertising will be displayed to any AOL User on any page linked to directly from Promotions or the Customized Programming.

(c)	HS shall host all pages of the Customized Sites under a URL address co-branded with the applicable Customized Site and AOL Property (e.g., aol.hs.com, netscape.hs.com, etc.) in such a manner that HS receives traffic credit for such pages.

(d)	Upon the expiration or earlier termination of this Agreement, unless the Parties otherwise agree, HS (i) shall discontinue hosting the Customized Sites under the co-branded domain name, and (ii) for a period of twelve (12) months thereafter, host a jump page under each such co-branded domain name. The design of such jump page shall be mutually agreed to by the Parties. The jump page shall be co-branded with each Party’s brands and shall contain prominent navigation to both the Generally Available Site and an area(s) of the AOL Network, or other Content area(s), selected by AOL in its reasonable discretion and related in subject matter to the Content contained on the Customized Sites.

(e)	Except for the customization requirements set forth in this Section 4.2, HS reserves the right to redesign or modify the organization, structure, “look and feel,” navigation and other elements of the Customized Sites at any time. In the event such modifications materially and adversely affect the user interface of the Customized Sites, HS shall promptly provide written notice to AOL of the proposed modifications. Within thirty (30) days of HS’ written notice, AOL shall provide written notice to HS of either (i) its acceptance of the proposed modifications or (ii) its rejection of the proposed modifications, together with a written statement of the reasons AOL rejects the proposed modifications as adversely affecting the user interface the Customized Sites. AOL’s failure to so respond within thirty (30) days shall be deemed acceptance. AOL’s approval of a proposed modification shall not be unreasonably withheld. In the event that AOL rejects a proposed modification offered by HS pursuant to this Section 4.2(e), HS and AOL shall attempt, in good faith, to resolve the matter informally within fifteen (15) days. In the event the Parties are unable to resolve the matter informally, either Party may commence the arbitration provisions of this Agreement; provided, however, that any such dispute that is not presented to the Management Committee and, if necessary, to arbitration pursuant to Section VII

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•	of Exhibit D for final and binding resolution within ninety (90) days of HS’ written notice of the proposed modification shall be waived by AOL.

4.3	Integrity of AOL Network. The Parties will work together on mutually acceptable links (including links back to the AOL Network) within the Customized Sites in order to create a robust and engaging AOL member experience and the Customized Sites may include reasonable editorial links that are contextually related to the Content described on the Programming Plan subject to the terms of this Agreement and the following:

(a)	HS shall use commercially reasonable efforts to ensure that AOL traffic is generally either kept within the Customized Sites or channeled back into the AOL Network; provided that this paragraph (a) shall not restrict HS’ right and ability to (i) sell Advertisements on the Customized Sites that link to the advertiser’s sites or (ii) link to third party Content that is included on the Customized Site as permitted under this Agreement.

(b)	AOL will exercise complete control over the navigation, design and layout of any screens, forms or other Content on the AOL Network preceding the Customized Sites.

5. EXCLUSIVITY

5.1	HS Exclusive Services.

5.1.1	Exclusivity. Subject to the terms and conditions of this Agreement, AOL shall not directly promote, advertise, or market within the AOL Properties HS Exclusive Services provided by any of the Named Entities. Further, in relation to Section 1.1.2, within each Unique City, AOL shall not feature an apartment listing provided to AOL by [*], [*] or [*] as a “premium” or equivalent listing in AOL Classifieds.

5.1.2	Exceptions. The provisions of Section 5.1.1 shall be subject to the provisions of this Section 5.1.2.

(a)	Other Lines of Business. In the event that any Named Entity provides or markets products or services other than the HS Exclusive Services, AOL and its Affiliates shall not be restricted from promoting, advertising, or marketing such Named Entity (on or off the AOL Network), in a manner that does not promote the HS Exclusive Services, provided however that, except as otherwise provided in this Section 5.1, AOL shall require that the Named Entity place no advertisements for any HS Exclusive Services on the first page rendered after clicking on any promotions in the Real Estate Channel. (e.g., AOL could promote [*] lending products in the Real Estate Channel, so long as promotion of [*] HS Exclusive Services does not appear on the first page seen after clicking on such lending products promotion).

(b)	General Exceptions. Notwithstanding anything to the contrary (and without limiting any actions which may be taken by AOL without violation of HS’ rights hereunder), no provision of this Agreement shall limit AOL’s right (on or off the AOL Network) to do each of the following: (i) undertake activities or perform duties pursuant to those existing arrangements with third parties; provided AOL shall not extend or renew any such existing agreements or commitments to the extent such agreements or commitments could not otherwise be entered into after the Effective Date; (ii) enter into an arrangement with any third party for the primary purpose of acquiring AOL Users whereby such third party is allowed to

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promote or market any or all HS Exclusive Services on a limited basis solely to AOL Users that are acquired as a result of such agreement (but not to AOL Users acquired through any other means); provided, however, that in the event AOL enters into such an arrangement with any of the Named Entities, HS shall have the option to require that AOL discontinue display of the Customized Site solely to AOL Users acquired as a result of such agreement to the extent the product offering made pursuant to AOL’s agreement with the Named Entity permits the Named Entity to promote HS Exclusive Services; (iii) create, distribute and display editorial commentary relating to any third party provider of any HS Exclusive Service generated by persons unrelated to such third party; (iv) populate AOL’s proprietary directories (including without limitation AOL Yellow Pages and AOL CityGuide directories) and any locally-oriented search directories or databases; or (v) promote or place advertising for any for sale by owner listings service (“FSBO Service”), provided however, that AOL will not integrate any permanent search functionality (i.e., dropdown boxes or text entry boxes) for a FSBO Service on pages within the Real Estate Channel in which HS has a Promotion. With respect to clause (i) above, to the best of the knowledge of AOL’s senior executives, there is no existing agreement with a value in excess of Two Million Dollars ($2,000,000) that authorizes a Named Entity to distribute HS Exclusive Services through the AOL Properties.

5.2	Best-of-Breed Exception.

5.2.1	In General. Notwithstanding any other provision of this Agreement (and without limiting any actions which may be taken by AOL without violation of HS’ rights hereunder), HS shall provide HS Exclusive Services that comply with the following “Key Indicators”: (a) the maintenance of at least [*] percent ([*]%) of the available listings of resale and, to the extent listed on multiple listing services, new properties in the United States carried by multiple listing services (excluding any multiple listing service which prohibits all entities with access to its listings from distributing its listings online); (b) the maintenance of listings of apartments within [*] Rental Properties, at least [*] percent ([*]%) of which shall be spread across the top [*] ([*]) Metropolitan Statistical Areas, as determined by the U.S. Bureau of the Census from time to time, within the United States; and (c) HS’s existing agreement with the National Association of Realtors is still in force and effect and has not terminated or otherwise expired.

5.2.2	If at any time during the Term HS fails to meet any of the Key Indicators set forth in Section 5.2.1, such failure shall entitle AOL to invoke Section 7.3 hereof. HS shall give written notice to AOL within five (5) days of the date on which it fails to meet any of the Key Indicators at any time during the Term. For the sole purpose of ensuring compliance with the Key Indicators, AOL shall have the right, to direct an independent certified public accounting firm subject to strict confidentiality restrictions to conduct a reasonable and necessary copying and inspection of HS’ records, contracts and other information that are related to the Key Indicators. Any such audit may be conducted after twenty (20) business days prior written notice. HS shall bear the expense of such audit which determines that HS has failed to meet a Key Indicator; AOL shall bear the expense for any such audit which determines that HS not failed to meet a Key Indicator.

5.2.3	Representation. HS represents and warrants that, as of the Effective Date and throughout the Term, HS shall be in compliance with the Key Indicators.

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6.	REPORTING; PAYMENT; PAYMENT PROCEDURES; TAXES.

6.1	Payment. As consideration for the services provided by AOL pursuant to this Agreement, HS agrees to pay AOL six quarterly payments of [*] Dollars ($[*]) each, no later than each of the following dates: August 1, 2004, November 1, 2004, February 1, 2005, May 1, 2005, August 1, 2005 and November 1, 2005.

6.2	Advertisements Revenue Share on Customized Sites. HS shall pay to AOL [*] percent ([*]%) of the Advertisements Revenue (the “Ad Revenue Share”) as set forth in Section 6.4 below. In the event that the aggregate Advertisements Revenue during any calendar quarter during the Term (the “Decrease Period”) is [*] percent ([*]%) or less than the aggregate Advertisements Revenue during the immediately preceding calendar quarter during the Term, then the parties shall discuss reasonably and in good faith the reasons for such decrease and the anticipated Ad Revenue Share for the remainder of the Term. Within sixty (60) days after receipt of the quarterly report showing the relevant decrease, at AOL’s sole discretion, AOL shall elect to either (a) have HS cease further payments of the Ad Revenue Share and instead, within thirty (30) days, pay to AOL a cash amount equal to [*] Dollars less the aggregate Ad Revenue Share amounts paid to AOL pursuant to this Agreement, or (b) continue receiving the applicable Ad Revenue Share.

6.3	HS Reporting. HS will supply AOL with weekly reports which reflect for the applicable Monday through Sunday week (or shorter number of days, if applicable, for the first week and last week of each calendar month): (a) total visits to the Promotions by AOL Property and by page; (b) total [*] to the Promotions by AOL Property and by page; (c) aggregate [*] since the beginning of the month, including the relevant week; (d) total Customized Site [*] by AOL Property; and (e) aggregate [*] by AOL Property source since the beginning of the month, including the relevant week. Additionally, HS will supply AOL with monthly reports which reflect: (i) total visits to the Promotions by AOL Property, and by page, (ii) total AOL [*] to the Promotions by AOL Property, and by page, (iii) click through on each Promotion, (iv) total Customized Site [*] by AOL Property source, (v) information concerning Advertisements Revenue during the prior calendar month, including total Advertisements revenue for all Realtor.com sites (whether or not customized), and calculations of Advertisements Revenue therefrom, list of advertisers, aggregate cash receipts by advertiser, and total impressions to advertisements on the Realtor.com Customized Site, in the aggregate and by advertiser, to the extent information by advertiser is available; (vi) to the extent permitted by law and HS’ standard privacy policy applicable to the Generally Available Sites, any registration information obtained from AOL Users at the Customized Sites during the prior calendar month. HS shall provide AOL with a written list of all URLs related to the Customized Sites and HS shall update such list promptly upon any change thereto.

6.4	Payment Schedule. Except as otherwise specified herein, HS agrees to pay AOL all amounts owed to AOL as described herein on a quarterly basis within thirty (30) days after the end of each applicable quarter.

6.5	Wired Payments. All payments by HS hereunder shall be paid in immediately available, non-refundable U.S. funds wired to the “America Online” account, Account Number [*] at [*], or such other account of which AOL shall give HS written notice. In the event of any questions regarding a payment made (or expected to be made) by HS to AOL, AOL may contact [*].

6.6	Taxes. All payments provided in this Agreement are exclusive of any sales, use, gross receipts, excise, import or export value added or similar taxes or duties (the “Taxes”). HS shall collect and pay and indemnify and hold AOL harmless from, any Taxes arising from or related to the operation of the Customized Sites and/or the sale of any products or

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services by HS or its Affiliates and agents, including any penalties and interest, as well as any costs associated with the collection or withholding thereof, including attorneys’ fees.

7.	TERM; TERMINATION; REMEDIES

7.1	Term. Unless earlier terminated or renewed, or extended, as set forth herein, the Term of this Agreement shall commence on the Effective Date and end on December 31, 2005. No later than August 31, 2005, the parties will meet to discuss in good faith potential terms for renewal of this Agreement. Any such renewal will be mutually agreed by the Parties. Upon the expiration or earlier termination of this Agreement, AOL may, at its discretion, for a period of up to [*] ([*]) days, continue to display any or all Promotions on the AOL Network (provided that, upon HS’ request, or at AOL’s option, AOL shall link such Promotions to the Generally Available Sites as directed by HS, and not to the Customized Sites), and may continue to use HS’ trade names, trademarks and service marks for such purpose, and HS shall have no promotional payment or other obligations of any kind to AOL during such [*] ([*]) day period.

7.2	Termination for Breach. Either Party may terminate this Agreement at any time in the event of a material breach by the other Party which remains uncured after thirty (30) days written notice thereof; provided, however, that the cure period with respect to any scheduled payment shall be five (5) days from the date such payment is due. In the event that AOL elects to terminate this Agreement based upon a scheduled payment which was not received by five (5) days after its due date, HS shall continue to maintain the Customized Programming and the Customized Sites in accordance with this Agreement for a period of [*] ([*]) days after receipt of a termination notice from AOL; provided, however, that in the event that AOL’s termination of this Agreement pursuant to this Section 7.2 occurs during the last calendar quarter of the Term, HS shall continue to maintain the Customized Sites in accordance with this Agreement until December 31, 2005.

7.3	Termination in Connection with Section 5.2.1. AOL may terminate this Agreement upon ninety (90) days prior written notice in the event that HS fails to meet all or any of the Key Indicators set forth in Section 5.2.1 and such failure continues for ten (10) business days after the sending of written notice of such failure to HS or to AOL.

7.4	Termination for Bankruptcy/Insolvency. Either Party may terminate this Agreement immediately following written notice to the other Party if the other Party (i) becomes or is declared insolvent or bankrupt, (ii) is the subject of any proceeding related to its liquidation or insolvency (whether voluntary or involuntary) which is not dismissed within ninety (90) calendar days after it is initiated, (iii) makes an assignment for the benefit of creditors, or (iv) admits in writing that it is unable to pay its debts in the ordinary course.

7.5	Termination and Release for Change of Control. AOL may terminate this Agreement by providing HS with thirty (30) days prior written notice of such intent to terminate in the event of a Change of Control of HS resulting in control of HS by any of the following (each a “Change of Control Party”) or any entity that, directly or indirectly, controls, is controlled by, or is under common control with a Change of Control Party, including any entity in which such Change of Control Party holds, directly or indirectly, at least a nineteen percent (19%) equity interest: (a) [*]; (b) [*], (c) [*], (d) any Internet connectivity services (e.g., an Internet service provider) that received over $[*] in gross revenues from the provision of Internet connectivity services during its most recent fiscal annual reporting period; or (e) any of the top [*] Interactive Sites or services featuring a broad selection of aggregated third party interactive Content or navigation thereto (e.g., Alta Vista, Lycos) as measured based on “reach” (as measured by Media Metrix or its successor). HS shall not refer to the pending Change of Control with a Change of Control Party in any Promotions or Customized Programming at any time, or, with respect to the

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Customized Sites, until the later of: (a) fifteen (15) days following the consummation of the relevant Change of Control transaction; and (b) upon the date of termination pursuant to this Section 7.5, if notice to terminate is received by HS within fifteen (15) days following consummation of the relevant Change of Control transaction.

7.6	PRESS RELEASES. In addition to the requirements of Exhibit D, each Party will submit to the other Party, for its prior written approval, any press release or any other public statement (“Press Release”) regarding the transactions contemplated hereunder, which approval will not be unreasonably withheld. Notwithstanding the foregoing, either Party may issue Press Releases and other disclosures as required by law, rule, regulation or court order or as reasonably advised by legal counsel without the consent of the other Party and in such event, the disclosing Party will provide at least five (5) business days prior written notice of such disclosure unless a shorter period is required by such law, rule, regulation or court order, in which case the disclosing Party shall provide as much notice as possible. The failure by one Party to obtain the prior written approval of the other Party prior to issuing a Press Release (except as required by law, rule, regulation or court order) shall be deemed a material breach of this Agreement.

8.	PERFORMANCE BY SUBSIDIARIES. To the extent this Agreement requires performance by a subsidiary of AOL, AOL, in its capacity as stockholder of such subsidiary, shall cause such subsidiary to perform in accordance with this Agreement. To the extent this Agreement requires performance by a subsidiary of HS, HS, in its capacity as stockholder of such subsidiary, shall cause such subsidiary to perform in accordance with this Agreement.

9.	STANDARD TERMS. All Exhibits and Schedules hereto (including the Standard Legal Terms & Conditions set forth on Exhibit D) are each hereby made a part of this Agreement.

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     IN WITNESS WHEREOF, the Parties hereto have executed this Distribution Agreement as of the Effective Date.

AMERICA ONLINE, INC.	HOMESTORE, INC.

By: /s/ BRENDAN CONDON	By: /s/ ALLAN P. MERRILL

Print Name: Brendan Condon	Print Name: Allan P. Merrill

Title: SVP	Title: Executive Vice President

Date: 6.30.04	Date: June 30, 2004

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LIST OF EXHIBITS

Exhibit A	Promotion Plan

Exhibit B	Capitalized Terms

Exhibit C	Programming Plan

Exhibit D	Standard Legal Terms and Conditions

Exhibit E	AOL Site Testing and Technical Operating Standards

Exhibit F	Offline Promotion

Exhibit G	Real Estate Channel Screen Shots

Exhibit H	AOL Exclusive Relationships

Exhibit I	Customized Mortgage Calculator

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EXHIBIT A

PROMOTION PLAN

AOL Property	Channel	Screen or Area	Promotion	Promotion Number
AOL Service
	Real Estate Channel	Real Estate Main	Find A Home widget	AOL1 *
	Real Estate Channel	Real Estate Main	Find An Apartment widget	AOL2
	Real Estate Channel	Homes	Find A Home widget	AOL3 *
	Real Estate Channel	Homes	Find A Lender widget	AOL4
	Real Estate Channel	Homes	Find A Mover widget	AOL5
	Real Estate Channel	Homes	Find A Realtor widget	AOL6
	Real Estate Channel	Apartments	Find An Apartment widget	AOL7 *
	Real Estate Channel	Apartments	Find A Mover widget	AOL8
	Real Estate Channel	Apartments	Find Self Storage widget	AOL9
	Real Estate Channel	Neighborhoods	Find A Home/Apt widget	AOL10 *
	Real Estate Channel	Neighborhoods	Find A Neighborhood widget	AOL11
	Real Estate Channel	Neighborhoods	Cost of Living Calculator	AOL12
	Real Estate Channel	Neighborhoods	Community Reports	AOL13
	Real Estate Channel	Moving	Find a Mover	AOL14 *
	Real Estate Channel	Moving	Find Self Storage	AOL15
	Real Estate Channel	Moving	Moving Checklist	AOL16
	Personal Finance Channel	Mortgages	Home Affordability widget or Mortgage Calculator	AOL17
AOL CityGuide
	Shop & Find	Real Estate Main	Find a Home or Apartment	CG1

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Netscape / CompuServe
	Home & Real Estate	Home & Real Estate Main	Find a Home/Apt widget	NS1*, CS1*
	Home & Real Estate	Real Estate Main	Find a Home/Apt widget	NS2*, CS2*
	Home & Real Estate	Real Estate Main	Find a Realtor widget	NS3, CS3
	Home & Real Estate	Real Estate Main	Find a Lender widget	NS4, CS4
	Home & Real Estate	Real Estate Main	Find a Neighborhood widget	NS5, CS5
	Home & Real Estate	Real Estate Main	Find a Mover widget	NS6, CS6
	Home & Real Estate	Homes	Find a Home widget	NS7*, CS7*
	Home & Real Estate	Homes	Find a Mover widget	NS8, CS8
	Home & Real Estate	Homes	Find a Lender widget	NS9, CS9
	Home & Real Estate	Homes	Find a Neighborhood widget	NS10, CS10
	Home & Real Estate	Homes	Find a Realtor widget	NS11, CS11
	Home & Real Estate	Apartments	Find an Apartment widget	NS12*, CS12*
	Home & Real Estate	Apartments	Find a Mover widget	NS13, CS13
	Home & Real Estate	Apartments	Find Self Storage widget	NS14, CS14
	Home & Real Estate	Neighborhoods	Find a Neighborhood widget	NS15,* CS15*
	Home & Real Estate	Neighborhoods	Cost of Living Calculator	NS16*, CS16*
	Home & Real Estate	Neighborhoods	School Reports	NS17, CS17
	Home & Real Estate	Moving & Storage	Find A Mover widget	NS18*, CS18*
	Home & Real Estate	Moving & Storage	Cost of Living Calculator	NS19*, CS19*
	Home & Real Estate	Moving & Storage	Find Storage	NS20, CS20
	Home & Real Estate	Moving & Storage	Moving Calculator	NS21, CS21
	Home & Real Estate	Home Finance	Find A Loan	NS22*, CS22*
	Home & Real Estate	Home Finance	Home Affordability Calculator	NS23, CS23
	Home & Real Estate	Home Finance	Mortgage Calculator	NS24, CS24

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Note: Promotions designated with (*) shall be [*] in accordance with AOL’s design and technical specifications. [*] the designated Promotions on the AOL Service as of the Launch Date. [*] the designated Promotions on Netscape.com and the CompuServe Service as of a date that is mutually agreed by the Parties.

AOL shall provide HS with placement (the “Search Ad Placement”) in one 120x240 standard advertising unit in the right hand column of the search results pages for the primary internet-wide web search service (currently provided by Google Inc.) of the AOL Properties (the “Search Placement”), for the [*] ([*]) real estate related search terms listed below (the “Search Terms”). HS shall receive all inventory for the Search Placement for the Search Terms that is available on the Effective Date. The Search Ad Placement shall commence on the later of (a) the Launch Date, and (b) the date that is two (2) business after the receipt by AOL of creative assets from HS in a form reasonably acceptable to AOL.

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EXHIBIT B
DEFINITIONS

DEFINITIONS. The following definitions shall apply to this Agreement:

Ad Revenue Share. As defined in Section 6.2.

Additional Promotions. As defined in Section 1.1 of the Agreement.

Advertisements. All display advertising inventory as set forth in Exhibit J, any successor or replacement display advertising inventory, and any display advertising inventory added as a result of any redesign or modifications, including, without limitation, in the form of (i) banner, rectangle and skyscraper advertisements including “featured agent” and “featured company”, and (ii) “featured homes”.

Advertisements Revenue. The aggregate amount of all cash collected from third parties by HS or its agents arising from the license or sale of Advertisements on the Realtor.com Customized Site, less applicable Advertising Sales Commissions, refunds and cancellations. Notwithstanding the foregoing, amounts received by HS for prepaid services shall be amortized over the applicable period and applied as “cash collected” over the applicable period. Advertisements Revenue shall be calculated by applying the Uniques Percentage to the aggregate amount of all cash collected from third parties by HS or its agents arising from the license or sale of Advertisements on the Realtor.com Customized Site, Realtor.com Generally Available Site, and any other customized Realtor.com site maintained by HS or its agents (collectively, the “Broader Realtor.com Sites”). The “Uniques Percentage” is the number, the numerator of which is the number of Customized Site Unique Visitors to the Realtor.com Customized Site, and the denominator of which is the number of Unique Visitors to the Broader Realtor.com Sites. “Unique Visitors” is the aggregate number of end users that visit the Broader Realtor.com Sites during any one calendar month (independent of the number of visits). With respect to Advertisements licensed or sold on a “bundled” basis that includes the Realtor.com Customized Site together with any other of the Generally Available Sites, Advertisements Revenue with respect thereto shall be calculated by applying the Impression Percentage to the aggregate amount of all cash collected from third parties by HS or its agents arising from the license or sale of such Advertisements less applicable Advertising Sales Commissions, refunds and cancellations. The “Impression Percentage” is the number, the numerator of which is the

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number of advertising impressions on the Broader Realtor.com Sites during any one calendar month, and the denominator of which is the number of advertising impressions on the Generally Available Sites during such calendar month. HS and AOL agree that with respect to the Realtor.com Customized Site, including Advertisements licensed or sold on a “bundled” basis, the fair market value of barter received by a Party or its agents in any calendar quarter from third parties from the license or sale of Advertisements shall also be included in Advertisements Revenues.

Advertising Sales Commissions. (i) Actual amounts paid as commission to third party agencies by either buyer or seller in connection with sale of the Advertisement or (ii) [*]%, in the event the Party has sold the Advertisement directly and will not be deducting any third party agency commissions.

Affiliate. With respect to any Person any agent, distributor or franchisee of such Person, or an entity that, directly or indirectly, controls, is controlled by, or is under common control with such Person, including any entity in which such Person holds, directly or indirectly, at least a fifty percent (50%) equity interest.

Agreement. As defined in the introductory paragraph of the Agreement.

AIM. As defined in Section 2.5.1 of the Agreement.

AOL. As defined in the introductory paragraph of the Agreement.

AOL.com. AOL’s standard narrowband version of the primary Internet-based Interactive Site marketed under the “AOL.comSM” brand, regardless of whether users access such standard narrowband version of such primary Internet-based Interactive Site by narrowband, DSL, cablemodem or other high speed or broadband access medium, specifically excluding (a) the AOL Service, (b) any international versions of such site, (c) CompuServe.com, Netscape.com, any other CompuServe or Netscape products or services or interactive sites, (d) “ICQSM,” “AOL Search,” “AOL Instant MessengerSM,” “AOL NetMailSM” or any similar independent product or service offered by or through such site or any other AOL Interactive Site, (e) any programming or Content area offered by or through such site over which AOL does not exercise complete operational control (including, without limitation, Content areas controlled by other parties and member-created Content areas), (f) any programming or Content area offered by or through the U.S. version of the America Online brand service which was operated, maintained or controlled by the former AOL Studios division, (g) any yellow pages, white pages, classifieds or other search, directory or review services or Content offered by or through such site or any other AOL Interactive Site, (h) any property, feature, product or service which AOL or its Affiliates may acquire subsequent to the Effective Date and (i) any other version of an America Online Interactive Site which is materially different from AOL’s primary Internet-based Interactive Site marketed under the “AOL.COM” brand, by virtue of its branding, distribution, functionality, Content or services, including, without limitation, any co-branded versions and any version distributed through any broadband distribution platform or through any platform or device other than a desktop personal computer.

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AOL Broadband. The specific Content and functionality which is available through the U.S. version of the America Online brand service and which is accessible solely through a high speed (generally over 100 kbps) broadband distribution platform, specifically excluding (a) the components of the AOL Service accessible through narrowband distribution platforms, (b) AOL.com, any AOL Interactive Site and the international versions of an America Online service (e.g., AOL Japan) and any broadband component available through such AOL Properties and versions (c) the CompuServe brand service and any other CompuServe products or services whether broadband or narrowband, (d) Netscape.com and any other Netscape products or services whether broadband or narrowband, (e) “ICQ,” “AOL Instant Messenger,” “AOL CityGuide” “NetMail,” “Real Fans”, “Love@AOL”, “Entertainment Asylum,” “AOL Hometown” or any similar independent product, service or property which may be offered by, through or with the U.S. version of the America Online brand service or the broadband component thereof, (f) any programming or content area offered by or through the U.S. version of the America Online brand service over which AOL does not exercise complete operational control (including, without limitation, Content areas controlled by other parties and member-created Content areas), whether broadband or narrowband, (g) any yellow pages, white pages, classifieds or other search, directory or review services or Content offered by or through the U.S. version of the America Online brand service whether broadband or narrowband, (h) any property, feature, product or service which AOL or its Affiliates may acquire subsequent to the date of this Agreement and (i) any other version of an America Online service (and broadband Content associated therewith) which is materially different from the narrow-band U.S. version of the America Online brand service, by virtue of its branding, distribution, functionality, Content or services, including, without limitation, any co-branded version of the service and any version distributed through any platform or device other than a desktop personal computer.

AOL CityGuide. The standard, narrow-band U.S. version of AOL’s local content offerings, regardless of whether users access such standard, narrowband version of such local content offerings by narrowband, DSL, cablemodem or other high-speed or broadband access medium, specifically excluding (a) the AOL Service, AOL.com or any other AOL Interactive Site, (b) any international versions of such local content offerings, (c) the CompuServe brand service and any other CompuServe products or services (d) “ICQ,” “AOL Search,” “AOL Instant Messenger,” “Love@AOL”, Radio@, “AOL Communicator,” or any similar independent product, service or property which may be offered by, through or with the standard narrow band version of AOL’s local content offerings, (e) any programming or Content area offered by or through such local content offerings over which AOL does not exercise complete operational control (including, without limitation, Content areas controlled by other parties and member-created Content areas), (f) any yellow pages, white pages, classifieds or other search, directory or review services or Content offered by or through such local content offerings, (g) any property, feature, product or service which AOL or its Affiliates may acquire subsequent to the Effective Date, and (h) any other version of an AOL local content offering which is materially different from the narrow-band U.S. version of AOL’s local content offerings marketed under the City Guide brand name, by virtue of its branding, distribution, functionality, Content or services, including, without limitation, any co-branded version of the offerings and any version distributed through any broadband distribution platform or through any platform or device other than a desktop personal computer.

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AOL Classifieds. As defined in Section 1.1.2 of the Agreement.

AOL Interactive Site. Any interactive site which is managed, maintained, owned or controlled by AOL or its agents.

AOL Look and Feel. The elements of graphics, design, organization, presentation, layout, user interface, navigation, trade dress and stylistic convention (including the digital implementations thereof) within the AOL Network and the total appearance and impression substantially formed by the combination, coordination and interaction of these elements.

AOL Network. (i) The AOL Service, AOL Broadband, AOL.com, the CompuServe Service, AOL CityGuide and Netscape.com and (ii) any other product, service or property owned, operated, distributed or authorized to be distributed by or through AOL or its Affiliates worldwide (and including those products, services and properties that are excluded from the definitions of the AOL Service, AOL.com or any other AOL Property). It is understood and agreed that the rights of HS relate solely to particular AOL Properties as expressly set forth in this Agreement and not generally to the AOL Network.

AOL Properties. The AOL Service, AOL Broadband, AOL.com, the Compuserve Service, Netscape.com, and AOL CityGuide.

AOL Search. As defined in Section 1.1.3 of the Agreement.

AOL Service. The standard narrow-band U.S. version of the America Online® brand service regardless of whether users access such standard narrowband version of such service by narrowband, DSL, cable modem or other high-speed or broadband access medium, specifically excluding (a) AOL.comSM and any other AOL Interactive Site, (b) the international versions of an America Online service (e.g., AOL Japan), (c) the CompuServe® brand service and any other CompuServe products or services, (d) Netscape.com and any other Netscape® products or services, (e) “ICQSM,” “AOL Search,” “AOL Instant MessengerSM,” “Digital CitySM,” “AOL NetMailSM,” “Real FansSM”, “Love@AOLSM”, “Entertainment AsylumSM,” “AOL HometownSM” or any similar independent product, service or property which may be offered by, through or with the U.S. version of the America Online® brand service, (f) any programming or content area offered by or through the U.S. version of the America Online® brand service over which AOL does not exercise complete operational control (including, without limitation, Content areas controlled by other parties and member-created Content areas), (g) any yellow pages, white pages, classifieds or other search, directory or review services or Content offered by or through the U.S. version of the America Online® brand service, (h) any property, feature, product or service which AOL or its Affiliates may acquire subsequent to the Effective Date and (i) any other version of an America Online service which is materially different from the standard narrow-band U.S. version of the America Online brand service, by virtue of its branding, distribution, functionality, Content or services, including, without limitation, any co-branded version of the service and any version distributed through any platform or device other than a desktop personal computer or, except as expressly provided above, through any broadband distribution platform.

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AOL Tools. As defined in Section 2.5.1 of the Agreement.

AOL [*]. The aggregate number of [*] any Promotions during any one calendar month (independent of the number of [*]), (e.g., in the event an [*] a Promotion five times in one calendar month, then such [*] shall be counted as one AOL [*] for such calendar month); provided, however, that AOL shall not run a contest or sweepstakes or similar promotion that are not related to the HS Services, the promotions for which click directly from the AOL Properties to the Real Estate Channel. The parties agree that for purposes of determining the number of AOL [*] from each of two different personal computers shall be counted as two [*] , and a [*] two different browsers (i.e., Microsoft Internet Explorer and Netscape Navigator) shall be counted as [*].

AOL [*] Floor. As defined in Section 1.2 of the Agreement.

AOL User. Any user of the AOL Network, including authorized users (including any sub-accounts under an authorized master account) of the AOL Service and/or the CompuServe Service.

API. An application program interface, which is a set of routines, protocols, and tools for building software applications.

Change of Control. (a) The consummation of a reorganization, merger or consolidation or sale or other disposition of substantially all of the assets of a Party (a “Fundamental Transaction”), other than a Fundamental Transaction which would result in the holders of the Party’s voting securities outstanding immediately before the Fundamental Transaction continuing after the Fundamental Transaction to own more than 50% of the outstanding voting securities of (A) the Company, (B) the surviving entity in the Fundamental Transaction, or (C) in the case of a division, each entity resulting from the division; or (b) The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under such Act) of more than 50% of either (i) the then outstanding shares of common stock of such party; or (ii) the combined voting power of the then outstanding voting securities of such party entitled to vote generally in the election of directors.

CompuServe Service. The standard HTML version of the narrow-band U.S. version of the CompuServe brand service, regardless of whether users access such standard narrowband service by narrowband, DSL, cable modem or other high-speed or broadband access medium, specifically excluding (a) any international versions of such service (e.g., NiftyServe), (b) any web-based service including “compuserve.com”, “cserve.com” and “cs.com”, or any similar product or service offered by or through the U.S. version of the CompuServe brand service, (c) Content areas owned, maintained or controlled by CompuServe Affiliates or any similar “sub-service,” (d) any programming or Content area offered by or through the U.S. version of the CompuServe brand service over which CompuServe does not exercise complete or substantially complete operational control (e.g., third-party Content areas), (e) any yellow pages, white pages, classifieds or other search, directory or review services or Content (f) any co-branded or private label branded version of the U.S. version of the

[*]	CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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CompuServe brand service, (g) any version of the U.S. version of the CompuServe brand service which offers Content, distribution, services or functionality materially different from the Content, distribution, services or functionality associated with the standard, narrow-band U.S. version of the CompuServe brand service, including, without limitation, any version of such service distributed through any platform or device other than a desktop personal computer, (h) any property, feature, product or service which CompuServe or its Affiliates may acquire subsequent to the Effective Date, (i) the America Online brand service and any independent product or service which may be offered by, through or with the U.S. version of the America Online brand service and (j) the HMI versions of the CompuServe brand service.

Confidential Information. Any information relating to or disclosed in the course of this Agreement, which is, or should be reasonably understood to be, confidential or proprietary to the disclosing Party, including, but not limited to, the material terms of this Agreement, information about AOL Users, technical processes and formulas, source codes, product designs, sales, cost and other unpublished financial information, product and business plans, projections and marketing data. “Confidential Information” shall not include information (a) already lawfully known to or independently developed by the receiving Party, (b) disclosed in published materials, (c) generally known to the public through no fault of the disclosing Party, or (d) lawfully obtained from any third party.

Content. Text, images, video, audio (including, without limitation, music used in time relation with text, images, or video), and other data, products, services, Advertisements, promotions, URLs, keywords and other navigational elements, links, pointers, technology and software.

Customized Programming. Any (a) areas within the AOL Network and all Licensed Content therein, to the extent such areas are developed, programmed, and/or managed by HS or its Affiliates or their respective agents pursuant to this Agreement, excluding the Customized Sites, and (b) Licensed Content provided to AOL by HS or its Affiliates or their respective agents pursuant to this Agreement and used by AOL in accordance with this Agreement for distribution on or through the AOL Network other than on the Customized Sites.

Customized Site [*]. The aggregate number of [*] each of the applicable Customized Sites from the AOL Network during any one calendar month (independent of the number of [*]) (e.g., in the event an [*] multiple Customized Sites from the AOL Network in a given calendar month, then such [*] shall be counted as one Customized Site [*] for each Customized Site [*] for such calendar month).

Customized Sites. Collectively, each version of the Generally Available Sites that is customized for distribution through the AOL Network in accordance with this Agreement.

Decrease Period. As defined in Section 6.2.

Effective Date. As defined in the introductory paragraph of the Agreement.

FSBO Service. As defined in Section 5.1.2(b) of the Agreement.

[*]	CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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Fundamental Transaction. As defined in the definition of “Change of Control.”

Generally Available Sites. The Internet sites and Content, currently located at the following URLs and all related URLs and any successors thereto containing HS Services, which are owned or operated by HS or its Affiliates or their respective agents or to which HS or its Affiliates or their respective agents licenses information, content or other materials:

http://www.homestore.com

http://www.realtor.com

http://www.homebuilder.com

http://www.springstreet.com

http://www.remodel.com

http://www.homefair.com

http://www.manufacturedhousing.com

http://www.homeplans.com

http://www.homestyles.com

http://www.rent.net

http://www.rentnet.com

http://www.move.com

http://www.seniorhousing.net

HS. As defined in the introductory paragraph of the Agreement.

HS Appliances. The aggregation of service provider directories (consisting of listings) and Content directly related to assisting persons select, purchase, install and/or maintain appliances in their homes, including, without limitation, kitchen appliances, washer and dryer appliances, heating and cooling appliances in an online database searchable by such prospective persons.

HS Apartments Listings. The listings comprising the HS Apartments Listings Services.

HS Apartments Listings Services. The aggregation of nation-wide real property listings from third party content providers for residential Rental Properties and short term corporate housing (excluding vacation and time-share properties) in an online database searchable by prospective home renters. HS Apartments Listings does not include any listings or other Content encompassed within any other HS Service.

HS Exclusive Services. HS Apartments Listings Services, HS Home Listings Services, and HS Senior Listings Services.

HS Hardware. The aggregation of third-party Content directly related to assisting persons to select and purchase the proper hand and power tools necessary for projects for their homes.

HS Home Decorating. The aggregation of service provider directories (consisting of listings) and Content directly

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related to assisting persons to plan, understand, and undertake home decorating projects, including, without limitation, color choice, paint choice, painting techniques, room design, feng shui, and furniture arrangement.

HS Home Finance. Fee-based services directly related to (a) the origination of first mortgages and second or other subordinate mortgages, home improvement loans, home equity loans, and (b) the other fee-based services included on the HUD-1 form (e.g., appraisals, credit reports, flood certifications and title reports).

HS Home Listings Service. The aggregation of nation-wide property listings from the multiple listings service and other third party content providers for new and/or existing homes (including manufactured housing (i.e., mobile homes)) and vacation homes for sale (not rental) but excluding time-share properties) in an online database searchable by prospective home buyers and the aggregation of listings of realtors and home builders in an online searchable database. HS Home Listings Service does not include: (i) listings for any other form of real estate other than new and existing homes (including, without limitation, Rental Properties or commercial real estate), (ii) any home listings posted online by AOL Users other than an AOL User which aggregates for sale by owner listings as its primary business, and (iii) any listings or other Content encompassed within any other HS Service.

HS Home Office. The aggregation of service provider directories (consisting of listings) and Content directly related to home office design.

HS Home Security. The aggregation of service provider directories (consisting of listings) and Content directly related to assisting persons in securing their homes from intrusion by third parties, including, without limitation, alarm systems, and similar technology based solutions.

HS Home Services. The aggregation of home service provider directories (consisting of listings) related to assisting persons in hiring third party contractors for services directly related to the maintenance and improvement of the physical systems and structures of their homes such as, without limitation, architects, electricians, plumbers, roofers, cleaners and carpenters. HS Home Services does not include any listings or other Content encompassed within any other HS Service.

HS Home Technology. The aggregation of service provider directories (consisting of listings) and Content directly related to assisting persons select, purchase and/or install technology solutions in their homes to make a home more efficient, easier to manage or safer, including, without limitation, lighting products and services, heating and cooling technology, but excluding telecommunications and Internet access related services.

HS Lawn & Garden. The aggregation of service provider directories (consisting of listings) and Content directly related to assisting persons to design, grow and/or maintain their lawns, gardens, and landscapes, including, without limitation, gardening and landscape services, gardening supplies, seeds and plants.

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     HS Look and Feel. The elements of graphics, design, organization, presentation, layout, user interface, navigation, trade dress and stylistic convention (including the digital implementations thereof) within the HS Interactive Sites and the total appearance and impression substantially formed by the combination, coordination and interaction of these elements.

     HS Moving Services. The aggregation of moving service provider directories, together with transactions for related products and services and related Content, all directly related to assisting persons move from one home to another, including, without limitation, national and regional packing and moving services, van lines, movers and truck rentals. HS Moving Services does not include any listings or other Content encompassed within any other HS Service.

     HS Properties. The Customized Sites and the Generally Available Sites.

HS Senior Listings Services. The aggregation of service provider directories (consisting of listings) and Content directly related to assisting senior citizens in finding housing providing long term care and/or meeting other retirement needs.

     HS Services. HS Home Listings Service, HS Apartments Listings Services, HS Senior Listings Services, HS Home Decorating, HS Home Finance, HS Home Office, HS Home Security, HS Home Services, HS Home Technology, HS Lawn & Garden, HS Appliances, HS Hardware, and HS Moving Services.

Interactive Service. An entity offering one or more of the following: (i) online or Internet connectivity services (e.g., an Internet service provider); (ii) an interactive site or service featuring a broad selection of aggregated third party interactive content (e.g., Yahoo, Alta Vista, Lycos), or navigation thereto (e.g. Google) ; or (iii) communications software capable of serving as the principal means through which a user creates, sends or receives electronic mail or real time online messages.

Key Indicators. As defined in Section 5.2.1 of the Agreement.

Keyword Search Terms. (a) The Keyword online search terms made available on the AOL Service, combining AOL’s Keyword online search modifier with a term or phrase specifically related to HS (and determined in accordance with the terms of this Agreement) and (b) the Go Word online search terms made available on the CompuServe Service, combining CompuServe’s Go Word online search modifier with a term or phrase specifically related to HS (and determined in accordance with the terms of this Agreement). Keyword Search Terms provided to HS are set forth in the Programming Plan attached as Exhibit C to the Agreement.

Licensed Content. All Content provided by or on behalf of HS or its Affiliates and/or their respective agents to AOL, its Affiliates and/or their respective agents pursuant to this Agreement (e.g., offline promotional content or online Content for distribution through the AOL Network), including without limitation all Customized Programming.

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Material Non-Compliance Event. As defined in Section 1.7 of the Agreement.

Named Entities. Each of:

[*]

[*]

[*]

[*]

[*]

[*]

[*]

[*]

[*]

[*]

[*]

[*]

[*]

[*]

Netscape.com. Netscape Communications Corporation’s primary narrowband version of the Internet-based Interactive Site marketed under the “Netscape.comSM” brand, regardless of whether users access such standard narrowband version of such Internet-based Interactive Site by narrowband, DSL, cablemodem or other high-speed or broadband access medium, specifically excluding (a) the AOL Service and the CompuServe Service, (b) AOL.com and CompuServe.com, (c) any international versions of such site, (d) “ICQ,” “AOLSearch,” “AOL Instant Messenger,” “AOL NetMail,” “AOL Hometown,” “My News,” “Digital City,” or any similar independent product or service offered by or through such site or any other AOL Interactive Site, (e) any programming or Content area offered by or through such site over which AOL does not exercise complete operational control (including, without limitation, Content areas controlled by other parties and member-created Content areas), (f) any programming or Content area offered by or through the U.S. version of the America Online brand service which was operated, maintained or controlled by the former AOL Studios division (e.g., Electra), (g) any yellow pages, white pages, classifieds or other search, directory or review services or Content offered by or through such site or any other AOL Interactive Site, (h) any property, feature, product or service which AOL or its Affiliates may acquire subsequent to the Effective Date and (i) any other version of an AOL or Netscape Communications Corporation Interactive Site which is materially different from Netscape Communications Corporation’s primary Internet-based Interactive Site marketed under the “Netscape Netcenter™” brand, by virtue of its branding, distribution, functionality, Content or services, including, without limitation, any co-branded versions and any version distributed through any broadband distribution platform or through any platform or device other than a desktop personal computer (e.g., Custom NetCenters built specifically for third parties).

Party. As defined in the introductory paragraph of the Agreement.

Person. A natural person, a corporation, a partnership, a limited liability company, a trust, a joint venture, any governmental authority or any other entity or organization.

[*]	CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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Prelaunch Promotions. As defined in Section 1.1 of the Agreement.

Press Release. As defined in Section 8 of the Agreement.

Product. Any product, good or service which HS or AOL (or others acting on its behalf or as distributors) offers, sells, provides, distributes or licenses to AOL Users directly or indirectly through (i) the Customized Site, Customized Programming or AOL Properties, (ii) any other electronic means directed at AOL Users (e.g., e-mail offers), or (iii) an “offline” means (e.g., toll-free number) for receiving orders related to specific offers within the Customized Site, Customized Programming or AOL Properties requiring purchasers to reference a specific promotional identifier or tracking code, including, without limitation, products sold through surcharged downloads (to the extent expressly permitted hereunder). Without limiting the foregoing, Netscape.com specifically does not include the Netscape-branded ISP or any content areas offered in connection therewith.

Programming Plan. As defined in Section 1.1 of the Agreement.

Promotion. The promotions described on Exhibit A and any other promotions provided by AOL to HS, including, without limitation the Pre-Launch Promotions and Additional Promotions.

     Real Estate Channel. As defined in Section 1.1 of the Agreement.

Reference. As defined in Exhibit F of the Agreement.

Rental Properties. A building or buildings owned by the same Person, which building or buildings contain one or more dwelling units held for rent.

Taxes. As defined in Section 6.7 of the Agreement.

Term. The period beginning on the Effective Date and ending upon the expiration or earlier termination of this Agreement, as further defined in Section 7.1 of the Agreement.

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EXHIBIT C

PROGRAMMING PLAN

General Programming Overview and Requirements:

9.1.1 HS and its family of brands (e.g., Realtor.com, Rent.net, Homebuilder.com) will provide the editorial content and functionality set forth below and otherwise mutually agreed by the Parties from time to time for integration within the AOL Properties. The editorial content provided by HS will supplement existing content offerings provided by other current channel partners and may primarily be used as rotating feature and how-to articles. HS will provide features that are timely, reflecting current trends and interests, and appropriate for the audience of each AOL property. All Content will be updated at least as frequently as the industry standard set by other leading Content providers in the relevant category and in accordance with the schedule set forth below where specified. HS will provide to AOL any Content optimized for broadband access which is available on the Generally Available Sites.

9.1.2

9.1.3 Customized Sites and Customized Programming

     HS shall deliver the programming specified below on each version of the Customized Site co-branded with the applicable AOL Property. AOL’s provision of the Promotions specified in Exhibit A shall be contingent on HS providing the following Content. If any such Content is unavailable, AOL be relieved of the obligation to provide any Promotion related to such Content from the date such Content becomes unavailable until [*] ([*]) days after such Content again becomes available. In the event that AOL does not deliver any Promotions in accordance with the foregoing sentence, AOL shall be relieved of a proportional amount of the AOL Unique Visitor Floor.

General Content & Functionality Requirements:

HS will provide the following tools, functionality and Content:

Logos for the following HS brands in EPS format:

[*]	CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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•	Homestore.com

•	Realtor.com

•	Rent.net

•	Homebuilder.com

Homestore will provide APIs, content, listings, links and backend support for the following widgets:

•	Find a Home Widget

•	Find an Apartment Widget

•	Find a Home/Apartment Widget

•	Find a Lender Widget

•	Find a Realtor Widget

•	Find Self-Storage Widget

•	Find a Mover Widget

•	Find a Neighborhood Widget

•	Cost of Living Widget

•	Moving Checklist Widget

•	Community Reports

Homestore will provide content, listings, links and backend support for the following calculators on the AOL Properties, including but not limited to:

•	Home Appreciation Calculator

•	Home Affordability Calculator

•	Mortgage Payment Calculator

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•	Rent v. Buy Calculator

•	Salary Calculator

•

•	Moving Cost Calculator

HS will provide the following Feeds:

•	Popular home plans: HS will provide AOL with a weekly feed that includes images of 3-4 popular home plans selected by HS, in format that is mutually agreed upon by the parties.

•	Featured Homes: HS will provide AOL with a weekly feed that includes 3-4 available homes per ZIP code or DMA selected by HS, in format that meets AOL’s technical specifications.

•	Featured Apartments: HS will provide AOL with a weekly feed that includes 3-4 available apartments per ZIP code or DMA selected by HS in format that meets AOL’s technical specifications.

Homestore will provide AOL with the following Content, which shall include but not be limited to:

Homes:

•	Information for first time buyers, including things to know and questions to ask;

•	Tips for buying a home in a difficult or tight market;

•	Tips for house hunting;

•	Advice on buying a fixer-upper;

•	Articles that can assist after the offer is made, including negotiation techniques, working with a home inspector, understanding how your mortgage works, what happens at closing

New Homes:

•	Articles on how to find a builder, including what questions to ask and what to expect;

•	Understanding the financing process for new homes;

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•	Information on the building process — including selecting land, designing the home, what to expect during construction, etc;

•	Tips, Q&A and testimonials

Apartments:

•	Articles on searching for an apartment, including finding affordable housing, renting safety and maintenance and tips for apartment hunting;

•	Information on pros and cons of renting v. buying;

•	Renter’s Insurance overview and how-to’s;

•	Assistance in understanding leases, and security deposits, understanding tenant rights and deciphering rental laws;

•	Tips for finding roommates and choosing a roommate

Senior Housing:

•	Articles comparing housing and care options, including tools and content for finding the right type of housing;

•	Content and tips for protecting oneself / staying well specific to top illnesses;

•	Medical articles, including Medicare, legal options, payment options.

Neighborhoods:

•	Articles on top neighborhoods, by DMA;

•	Top 10 lists for best, safe places to live;

•	Tips for selecting and finding the right neighborhoods;

•	Content, statistics and tools to help members rate neighborhoods.

Moving:

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•	Tips and packing, moving and storing furniture;

•	Comparisons of full service versus do-it-yourself mover;

•	Articles and tools for planning a move, including organizing for a move and determining costs;

•	Solutions / options for moving autos, pets and other large or sensitive objects;

•	Articles on setting up / transferring utilities.

Selling:

•	Articles on how to find a real estate agent, including what questions to ask, what to expect and how to negotiate;

•	Top 10s and tips on improvements to make before putting a home on the market;

•	Assistance on determining the home’s value and timing seasonal sales;

•	Advice on managing a sale and a purchase.

Personal Finance:

•	Mortgage articles, including content on pre-qualifications, different types of mortgages, prepayment, closing costs and appraisals, and Q&A;

•	Tools to estimate mortgage costs;

•	Home equity loan articles;

•	Refinancing articles;

•	Credit articles, including content on cleaning up credit, credit scores, credit reports, and Q&A;

•	Content such as Top 10 Lists, Smart Tips, etc.;

News:

•	Relevant news on trends, changes or happenings with respect to home buying, selling or renting;

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•	Content such as Top 10 Lists, survey results, etc,

Home Improvement:

•	How-to home improvement articles with images and step-by-step;

•	Before and after home improvement articles;

•	Material and project estimator calculators and tools;

•	Content such as: Top 10 Lists, Smart Tips, etc.;

•	Photo galleries;

•	Steps to getting home ready to sell;

Decorating:

•	Decorating how-to features;

•	Inspirational decorating features;

•	Room-by-room features (e.g., kitchens, bedrooms, living rooms);

•	Material and project estimator calculators and tools;

•	Content such as Top 10 Lists, Smart Tips, etc.;

•	Photo galleries;

•	What to know about buying a builder home — picking out options, extras you will have to pay for

Gardening:

•	Inspirational, seasonally appropriate gardening features;

•	Garden problem solver content;

Cross-category home service directories content/links:

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•	Decorator/designer;

•	Contractor;

•	Painter;

•	Landscaper;

•	Gardener;

•	Wallpaper hanger;

•	Handyman/all purpose;

•	Carpenter;

•	Plumber;

•	Electrician;

•	Architect;

•	Builder;

•	Others as reasonably determined by AOL.

Homestore will provide access to the following Broadband Content, to the extent available, in addition to any other Content optimized for broadband access which is available on the Generally Available Sites:

•	Neighborhood tours;

•	Homes / apartment tours;

•	Apartment community tours;

•	Buying/selling tutorials video, if made available by HS;

•	Tours of aspirational / celebrity homes, if available

HS shall at all times display the most recent real estate listings Content available.

Additionally, HS shall, from time to time, make available supporting real estate News/topical information on relevant and timely events or trends in the industry. News/topical articles are

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defined as information that reflects the current status of an ever-changing industry. (News/topical articles do not generally include tools, calculators, buying/selling basics and other such Content that does not change over the course of time). Should newer articles become available that supersedes the Content on the AOL Properties, the article/information will be considered out of date and HS will replace the “dated” article within [*] ([*]) days.

If news/topical links are not updated or removed as provided herein, AOL will provide HS notice and HS will have [*] ([*]) days to perform the refreshes. Should those updates not be made, HS will be considered in breach of contract without regard to any additional cure period set forth in the Agreement (i.e., this [*] day cure period replaces the [*] days cure period set forth in Section 7.2).

For the avoidance of doubt, inclusion of any Content in this Exhibit does not represent any obligation of or guarantee by AOL that such Content will be promoted by AOL in any particular manner.

     Personal Finance

     HS will provide the following tools and functionality:

•	Home Affordability Calculator. With respect to the Home Affordability Calculator, when an AOL user clicks through to the Customized Site from the ‘Home Affordability’ calculator, results shall be transparent, with no pop-ups or secondary screens displayed before the user sees the results.

•	Mortgage Payment Calculator. With respect to the Mortgage Payment Calculator, when an AOL user clicks through to the Customized Site from the ‘Mortgage Payment’ calculator, results shall be transparent, with no pop-ups or secondary screens displayed before the user sees the results. The advertising shall be stripped from the results as agreed to between the parties, and as illustrated in Exhibit I.

Other Categories

[*]	CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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HS will provide AOL access to all other tools, functionality, and Content then available on any Generally Available Site (e.g., appliances, commercial services, etc.) for use through the AOL Network.

Keyword Search Terms

Subject to the provisions of Exhibit D, HS shall have the right to use the following Keyword Search Terms:

Homestore
Homestore.com
Realtor.com
Homebuilder.com
Remodel.com
Springstreet.com
Springstreet
Homefair.com
Seniorhousing.net
Corporatehousing.net
Move.com
Homeplans.com
Homestyles.com
Rent.net
Rentnet
Welcome Wagon
The School Report

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EXHIBIT D

STANDARD LEGAL TERMS AND CONDITIONS

I. AOL NETWORK

Content. HS represents and warrants to the best of its knowledge and covenants to use all commercially reasonable efforts to ensure that all Content contained within the Customized Site and Customized Programming and all Licensed Content, at the time such Content or Licensed Content is made available by HS, (i) conforms to the Terms of Service for the applicable AOL Property, the terms of this Agreement and any other standard, written policy of AOL and any applicable AOL Property (including without limitation AOL’s kids policies to the extent applicable), (ii) does not infringe on or violate any copyright, trademark, U.S. patent, rights of publicity or privacy, moral rights or any other third party right, including without limitation, any music performance or other music related rights, and (iii) does not contain any Content which violates any applicable law or regulation ((i), (ii) and (iii) collectively, the “Rules”).

Subject to the provisions of Section 1.7 of the Agreement, in the event that AOL notifies HS in writing that any such Content, as reasonably determined by AOL, does not comply or adhere to the Rules, then (a) HS shall use commercially reasonable efforts to remove such Content or block access by AOL Users to such Content; (b) in the event that HS cannot remove such Content or block access by AOL Users to such Content in question, then HS shall provide AOL prompt written notice of such fact; (c) AOL may, at its option, either (i) restrict access from the AOL Network to the Content in question using technology available to AOL or (ii) in the event access cannot be restricted, direct HS to remove any such Content; and (d) HS will cooperate with AOL’s reasonable requests to the extent AOL elects to implement any such access restrictions.

License. During the Term and subject to the terms and conditions of this Agreement, HS hereby grants AOL a limited, worldwide, nonexclusive license (a) to use, market, license, store, distribute, reproduce, display, adapt, communicate, perform, transmit, and promote the Customized Programming and the Licensed Content (or any portion thereof) through the AOL Network in the ordinary course of the operation of the AOL Network, (b) to use, link to, market, and promote the Customized Sites as contemplated in this Agreement and, to the extent necessary or appropriate for the delivery of the Customized Sites to AOL Users as contemplated in this Agreement, store, distribute, reproduce, display, communicate, perform, and transmit the Customized Sites (or any portion thereof) in the ordinary course of operation of the AOL Network; and (c) to use, market, license, store, distribute, reproduce, display, adapt, communicate, perform, transmit, and promote the Customized Programming and Licensed Content (or any portion thereof) to promote the products and services of AOL and its Affiliates in online or offline media. In the event that AOL desires to translate the

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Licensed Content or Customized Programming (or any portion thereof) from English to a another language (e.g., Spanish), HS will negotiate in good faith to permit AOL to translate such Licensed Content or Customized Programming; provided, however that any such translation will be subject to HS’ approval. Upon expiration or earlier termination of the Agreement, AOL shall take no action with respect to the Licensed Content that would infringe the intellectual property rights of HS in the Licensed Content and AOL shall delete the Licensed Content in accordance with AOL’s standard practices in similar circumstances.

AOL Network Distribution. HS shall not authorize or knowingly permit any third party to distribute any Content of HS through the AOL Network absent AOL’s prior written approval. The distribution, placements and/or promotions described in this Agreement or otherwise provided to HS by AOL shall be used by HS solely for its own benefit, will promote solely the Licensed Content within the Customized Site or Customized Programming expressly described on Exhibit A or as permitted in the Agreement and will not be resold, traded, exchanged, bartered, brokered or otherwise offered or transferred to any third party or contain any branding other than HS’ branding. Further, the Content of all such distribution, placements and promotions shall be subject to AOL’s relevant written policies that are provided in writing to HS regarding objectionable content (e.g., illegal, illicit or unfit for minors) and promotion (provided that such policies shall not apply to the extent such policies would materially adversely affect HS’ rights under the Agreement).

Kids and Teens Policies. At all times, HS shall comply with the applicable AOL Property’s then-standard policies regarding “child designated content.” As used herein, “child designated content” means Content that is designed for: (i) Kids (children 12 and under), (ii) Young Teens (children ages 13-15), (iii) Mature Teens (children ages 16-17), and (iv) any combination of Kids, Young Teens, and Mature Teens. HS shall ensure that all child designated content (including all advertising in child designated content areas) distributed on or through the Customized Programming complies with any relevant written AOL policy (Kids, Young Teens, Mature Teens) that is made available to HS, including any obligations that such child designated content be marked or tagged so that it may operate properly in connection with viewing restriction functionality provided to AOL Users. HS shall ensure that all child designated content (including all advertising in child designated content areas) distributed on or through the Customized Site complies with any relevant written AOL policy (Kids, Young Teens, Mature Teens) as of the Effective Date, including any obligations that such child designated content be marked or tagged so that it may operate properly in connection with viewing restriction functionality provided to AOL Users, and to the extent AOL makes material changes to such policies during the Term, HS shall make commercially reasonable efforts to comply with any such revised policies made available to it. Without limiting the generality of the foregoing or any other provision of this Agreement, HS shall notify AOL in writing whenever it intends to distribute child designated content for these age groups on or through the Customized Programming or the Customized Sites to ensure proper age restriction categorization.

Contests. HS shall ensure that any contest, sweepstakes or similar promotion conducted or promoted through the Customized Programming (a “Contest”) complies with all

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applicable laws and regulations. HS shall use commercially reasonable efforts to ensure that any Contest promoted through the Customized Site complies with all applicable laws and regulations.

Disclaimers. HS agrees to include within the Customized Site and Customized Programming a disclaimer (the specific form and substance to be mutually agreed upon by the Parties) indicating that all Licensed Content (including any products and services) is provided by HS and its licensors, and not AOL, and any transactions are between HS and AOL Users using or purchasing such Content and AOL is not responsible for any loss, expense or damage arising out of the Licensed Content or services provided through the Customized Site or Customized Programming (e.g., “In no event shall AOL nor any of its agents, employees, representatives or Affiliates be in any respect legally liable to you or any third party in connection with any information or services contained herein and AOL makes no warranty or guaranty as to the accuracy, completeness, correctness, timeliness, or usefulness of any of the information contained herein”). HS shall not in any manner state or imply that AOL recommends or endorses HS or its Content.

Expert/Specialist Content. If any of the Licensed Content professes to provide expert, professional or other specialty advice or Content (such as, without limitation, medical or psychological, religious, financial, etc.), HS shall use commercially reasonable efforts to ensure that all such Licensed Content is prepared or reviewed by licensed, insured and qualified practitioners/professionals in such field with expertise on the particular topic and such Licensed Content complies with applicable standards of the applicable profession and all applicable laws and regulations. Upon request by AOL from time to time, HS shall provide AOL with evidence reasonably satisfactory to AOL of compliance with the foregoing sentence.

Insurance. At all times during the Term, HS shall maintain an insurance policy or policies reasonably satisfactory to AOL and adequate in amount to insure HS against all liability associated with the Licensed Content. HS shall include AOL as an additional insured party on such policy or policies. If requested by AOL in writing, HS shall provide AOL with a copy of such policy or policies within thirty (30) days after such request, failing which, in addition to all other available remedies, AOL shall be entitled to delay the launch of the Licensed Content on the AOL Network (and reduce AOL’s promotional and Impressions obligations proportionately). HS shall promptly notify AOL of any material change in such policy or policies.

Rewards Programs. HS shall not offer, provide, implement or otherwise make available on the Customized Site or Customized Programming any promotional programs or plans that are intended to provide customers with rewards or benefits in exchange for, or on account of, their past or continued loyalty to, or patronage or purchase of, the products or services of HS or any third party (e.g., a promotional program similar to a “frequent flier” program), unless such promotional program or plan is provided exclusively through AOL’s “AOL Rewards” program, accessible on the AOL Service at Keyword: “AOL Rewards.”

Navigation. In cases where an AOL User performs a search for HS through any search or

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navigational tool or mechanism that is accessible or available through the AOL Network (e.g., promotions, Keyword Search Terms, navigation bars or any other promotions or navigational tools), AOL shall have the right to direct such AOL User to the Customized Site, or any other Generally Available Site determined by AOL in its reasonable discretion. HS shall ensure that navigation back to the AOL Network from the Customized Site (and from any other Generally Available Site linked to from the AOL Network), whether through a particular pointer or link, the “back” button on an Internet browser, the closing of an active window, or any other return mechanism, shall not be interrupted by HS through the use of any intermediate screen or other device not specifically requested by the user, including without limitation through the use of any html pop-up window or any other similar device.

Client Alterations. HS shall not knowingly include on the Customized Site or Customized Programming any downloadable software or other mechanism that allows users to alter the navigation, user interface, look and feel, or any other element of any AOL or AOL Affiliate client software or software that is bundled therewith (including, without limitation, the Internet browsers).

AOL Look and Feel. HS acknowledges and agrees that AOL shall own all right, title and interest in and to the AOL Look and Feel. In addition, AOL shall retain editorial control over the portions of the AOL pages and forms which frame the Customized Site or Customized Programming, if any, (the “AOL Frames”) subject to the provisions of this Agreement. Subject to the requirements of Section 5 of this Agreement, AOL may, at its discretion, incorporate navigational icons, links and pointers or other Content into such AOL Frames, if any.

HS Look and Feel. AOL acknowledges and agrees that HS shall own all right, title and interest in and to the HS Look and Feel.

Operations. AOL shall be entitled to require reasonable changes to the Customized Site and Customized Programming that are generally required of AOL’s Content providers to the extent such site will, in AOL’s good faith judgment, adversely affect the technical operations of the AOL Network. AOL shall provide notice to HS of any specific sites or events on such sites that adversely affect the technical operations of the AOL Network.

Auctions. HS shall not conduct any merchandising (other than auctions of real property) through the Customized Site or Customized Programming through auctions or any method other than a direct sales format without AOL’s prior written consent.

Message Boards; Chat Rooms and Comparable Vehicles. Any Content submitted by HS or its agents within message boards, chat rooms or any comparable vehicles on the Customized Site and Customized Programming will be subject to the license grant relating to submissions to “public areas” set forth in the AOL Terms of Service. HS acknowledges that it has no rights or interest in AOL User submissions to message boards, chat rooms or any other vehicles through which AOL Users may make submissions within the AOL Network. HS will refrain from editing, deleting or altering, without AOL’s prior approval, any

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opinion expressed or submission made by an AOL User within Customized Programming except in cases where HS has a good faith belief that the Content in question violates an applicable law, regulation, third party right or the applicable AOL Property’s Terms of Service.

Duty to Inform. HS and AOL shall promptly inform the other Party of any information related to the Customized Site, Customized Programming or the Licensed Content which it believes will reasonably lead to a claim, demand or liability of or against AOL and/or its Affiliates or HS and/or its Affiliates by any third party.

Response to Questions/Comments; Customer Service. HS shall respond promptly and professionally to questions, comments, complaints and other reasonable requests regarding the Customized Site, Customized Programming or the Licensed Content by AOL Users or on request by AOL, and shall cooperate and assist AOL in promptly answering the same. HS shall have sole responsibility for customer service (including, without limitation, order processing, billing, shipping, etc.) regarding the Customized Site, Customized Programming or the Licensed Content and AOL shall have no responsibility with respect thereto. HS shall not have any responsibilities under this paragraph with respect to Content included in Shop@AOL other than the Customized Programming and Licensed Content. HS and AOL shall each comply with all applicable requirements of any federal, state or local consumer protection or disclosure law.

Production Work. In the event that HS requests any AOL production assistance, HS shall work with AOL to develop detailed production plans for the requested production assistance (the “Production Plan”). Following receipt of the final Production Plan, AOL shall notify HS of (i) AOL’s availability to perform the requested production work, (ii) the proposed fee or fee structure for the requested production work and (iii) the estimated development schedule for such work. To the extent the Parties reach agreement regarding implementation of agreed-upon Production Plan, such agreement shall be reflected in a separate work order signed by the Parties. All fees to be paid to AOL for any such production work shall be paid pursuant to the terms of the applicable work order. To the extent HS elects to retain a third party provider to perform any such production work, work produced by such third party provider must generally conform to AOL’s production standards available at Keyword “Styleguide.” The specific production resources which AOL allocates to any production work to be performed on behalf of HS shall be as determined by AOL in its sole discretion. With respect to any routine production, maintenance or related services which AOL reasonably determines are necessary for AOL to perform in order to support the proper functioning and integration of the Promotions, Customized Programming and the Customized Site (“Routine Services”), HS will pay the then-standard fees charged by AOL for such Routine Services.

Production Tools. AOL shall provide to HS those of it’s proprietary publishing tools (each a “Publishing Tool”) necessary for HS to comply with the requirements of the Programming Plan in order to develop and implement the Licensed Content during the Term. HS shall determine, in its reasonable discretion and consistent with the Programming Plan, which Publishing

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Tool(s) to utilize and shall be granted a nonexclusive license during the Term to use any such Publishing Tool(s), which license shall be subject to: (i) HS’ compliance with all rules and regulations relating to use of the Publishing Tools, as published from time to time by AOL, (ii) AOL’s right to withdraw or modify such license at any time, and (iii) HS’ express recognition that AOL provides all Publishing Tools on an “as is” basis, without warranties of any kind.

Training and Support. AOL shall make available to HS standard AOL training and support programs necessary to produce any AOL areas hereunder. HS can select its training and support program from the options then offered by AOL. HS shall be responsible to pay the fees associated with its chosen training and support package. In addition, HS will pay travel and lodging costs associated with its participation in any AOL training programs (including AOL’s reasonable travel and lodging costs when training is conducted at HS’ offices).

Keywords. Any Keyword Search Terms to be directed to the Customized Site shall be (i) subject to availability for use by HS and (ii) limited to the combination of the Keyword™ search modifier combined with a trademark of HS and any Keyword Search Terms granted to HS during the Term of the Agreement. AOL reserves the right to revoke HS’ use of any Keyword Search Terms which do not incorporate trademarks of HS upon [*] days written notice (or a shorter time period if continued use by HS of any such Keyword Search Term may expose AOL to liability). HS acknowledges that its utilization of a Keyword Search Term will not create in it, nor will it represent it has, any right, title or interest in or to such Keyword Search Term, other than the right, title and interest HS holds in HS’ registered trademark independent of the Keyword Search Term. Without limiting the generality of the foregoing, HS will not: (a) attempt to register or otherwise obtain trademark or copyright protection in the Keyword Search Term; or (b) use the Keyword Search Term, except for the purposes expressly required or permitted under this Agreement. This Section shall survive the completion, expiration, termination or cancellation of this Agreement.

Accounts. To the extent AOL has granted HS any accounts on the AOL Service, HS will be responsible for the actions taken under or through its accounts, which actions are subject to AOL’s applicable Terms of Service and for any surcharges, including, without limitation, all premium charges, transaction charges, and any applicable communication surcharges incurred by any account issued to HS, but HS will not be liable for charges incurred by any account relating to AOL’s standard monthly usage fees and standard hourly charges, which charges AOL will bear. Upon the termination of this Agreement, all accounts, related screen names and any associated usage credits or similar rights, will automatically terminate. AOL will have no liability for loss of any data or content related to the proper termination of any such account.

II. TRADEMARKS

Trademark License. In designing and implementing any marketing, advertising, or other promotional materials (expressly excluding Press Releases) related to this Agreement and/or referencing the other Party

[*]	CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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and/or its trade names, trademarks and service marks (the “Promotional Materials”) and subject to the other provisions contained herein: HS shall be entitled to use the following trade names, trademarks and service marks of AOL: the “America Online®” brand service, “AOL™” service/software and AOL’s triangle logo, and the applicable trade names, trademarks and service marks of AOL and its Affiliates relating to the AOL Properties in connection therewith; HS shall comply with the AOL styleguide available at keyword: “Styleguide”; and AOL and its Affiliates shall be entitled to use the trade names, trademarks and service marks of HS and its Affiliates relating to the Customized Sites and Customized Programming (collectively, together with the AOL marks listed above, the “Marks”); provided that each Party: (i) does not create a unitary composite mark involving a Mark of the other Party without the prior written approval of such other Party, (ii) displays symbols and notices clearly and sufficiently indicating the trademark status and ownership of the other Party’s Marks in accordance with applicable trademark law and practice, and (iii) complies with all written guidelines provided to it by the other Party related to use of the other Party’s Marks. This Section other than the grant of licenses herein, shall survive the completion, expiration, termination or cancellation of this Agreement.

Rights. Each Party acknowledges the ownership right of the other Party in the Marks of the other Party and agrees that all use of the other Party’s Marks will inure to the benefit, and be on behalf, of the other Party. Each Party acknowledges that its utilization of the other Party’s Marks will not create in it, nor will it represent it has, any right, title or interest in or to such Marks other than the licenses expressly granted herein. Each Party agrees not to do anything contesting or impairing the trademark rights of the other Party.

Quality Standards. Each Party agrees that the nature and quality of its products and services supplied in connection with the other Party’s Marks shall conform to quality standards communicated in writing by the other Party for use of its trademarks. Each Party agrees to supply the other Party, upon request, with a reasonable number of samples of any Materials publicly disseminated by such Party which utilize the other Party’s Marks. Each Party shall comply with all applicable laws, regulations and customs and obtain any required government approvals pertaining to use of the other Party’s Marks.

Promotional Materials. Each Party will submit to the other Party, for its prior written approval, which shall not be unreasonably withheld or delayed, any Promotional Materials (excluding Press Releases) related to the Customized Sites and/or referencing the other Party and/or its trade names, trademarks, and service marks; provided, however, that either Party’s use of screen shots of the Customized Site for promotional purposes will not require the approval of the other Party; and provided further, however, that, following the initial public announcement of the business relationship between the Parties in accordance with the approval and other requirements contained herein, either Party’s subsequent factual reference to the existence of a business relationship between the Parties in Promotional Materials will not require the approval of the other Party. Each Party will solicit and reasonably consider the views of the other Party in designing and implementing such Promotional Materials. Once approved, the Promotional Materials may be used by a Party and its affiliates for the purpose of promoting the Customized Site and the Content contained therein and reused for such purpose until such

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approval is withdrawn with reasonable prior notice. In the event such approval is withdrawn, existing inventories of Promotional Materials may be depleted.

Infringement Proceedings. Each Party agrees to promptly notify the other Party of any unauthorized use of the other Party’s Marks of which it has actual knowledge. Each Party shall have the sole right and discretion to bring proceedings alleging infringement of its Marks or unfair competition related thereto; provided, however, that each Party agrees to provide the other Party, at such other Party’s expense, with its reasonable cooperation and assistance with respect to any such infringement proceedings.

III. REPRESENTATIONS AND WARRANTIES

Each Party represents and warrants to the other Party that: (i) such Party has the full corporate right, power and authority to enter into this Agreement, to grant the licenses granted hereunder and to perform the acts required of it hereunder; (ii) the execution of this Agreement by such Party, and the performance by such Party of its obligations and duties hereunder, do not and will not violate any agreement to which such Party is a party or by which it is otherwise bound; (iii) when executed and delivered by such Party, this Agreement will constitute the legal, valid and binding obligation of such Party, enforceable against such Party in accordance with its terms; (iv) to its best knowledge, such Party’s Promotional Materials will neither infringe on any copyright, U.S. patent or any other third party right nor violate any applicable law or regulation; and (v) such Party acknowledges that the other Party makes no representations, warranties or agreements related to the subject matter hereof which are not expressly provided for in this Agreement.

IV. CONFIDENTIALITY

Each Party acknowledges that Confidential Information may be disclosed to the other Party during the course of this Agreement. Each Party agrees that it will take reasonable steps, at least substantially equivalent to the steps it takes to protect its own proprietary information, during the term of this Agreement, and for a period of three years following expiration or termination of this Agreement, to prevent the disclosure of Confidential Information of the other Party, other than to its employees, or to its other agents who must have access to such Confidential Information for such Party to perform its obligations hereunder, who will each agree to comply with this section. Notwithstanding the foregoing, either Party may issue a press release or other disclosure containing Confidential Information without the consent of the other Party, to the extent such disclosure is required by law, rule, regulation or government or court order or as reasonably advised by legal counsel. In such event, the disclosing Party will provide at least five (5) business days prior written notice of such proposed disclosure to the other Party. Further, in the event such disclosure is required of either Party under the laws, rules or regulations of the Securities and Exchange Commission or any other applicable governing body, such Party will (i) redact mutually agreed-upon portions of this Agreement to the fullest extent permitted under applicable laws, rules and regulations and (ii) submit a request to such governing body that such portions and other provisions of this Agreement receive confidential treatment under the laws, rules and regulations of the Securities

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and Exchange Commission or otherwise be held in the strictest confidence to the fullest extent permitted under the laws, rules or regulations of any other applicable governing body. Notwithstanding the foregoing, AOL shall be permitted to disclose this Agreement and any Confidential Information to its Affiliates.

V. RELATIONSHIP WITH AOL USERS

Solicitation of Subscribers. (a) Except as otherwise provided in the main body of the Agreement, during the Term of this Agreement and for a two year period thereafter, HS will not use the AOL Network (including, without limitation, the e-mail network contained therein) to solicit AOL Users on behalf of another Interactive Service. More generally, HS will not send unsolicited, commercial e-mail (i.e., “spam”) or other online communications through or into AOL’s products or services, absent a Prior Business Relationship. For purposes of this Agreement, a “Prior Business Relationship” will mean that the AOL User to whom commercial e-mail or other online communication is being sent has voluntarily either (i) engaged in a transaction with HS or (ii) provided information to HS through a contest, registration, or other communication, which included clear notice to the AOL User that the information provided could result in commercial e-mail or other online communications being sent to that AOL User by HS, its Affiliates or their respective agents. Any commercial e-mail or other online communications to AOL Users which are otherwise permitted hereunder will (x) include a prominent and easy means to “opt-out” of receiving any future commercial communications from HS and (y) shall also be subject to AOL’s then-standard restrictions on distribution of bulk e-mail (e.g., related to the time and manner in which such e-mail can be distributed through or into the AOL product or service in question).

(b) HS and AOL shall ensure that their respective collection, use and disclosure of information obtained from AOL Users under this Agreement (“Member Information”) complies with (i) all applicable laws and regulations and (ii) AOL’s standard privacy policies, available on the AOL Service at the keyword term “Privacy” (or, in the case of the Customized Site, HS’ standard privacy policies so long as such policies are published on the site and provide adequate notice, disclosure and choice to users regarding HS’ collection, use and disclosure of user information). HS will not disclose Member Information collected hereunder to any third party in a manner that identifies AOL Users as end users of an AOL product or service or use Member Information collected under this Agreement to market another Interactive Service.

Email Newsletters. Any email newsletters sent to AOL Users by HS or its agents shall (i) be subject to AOL’s then current policies on use of the email functionality, including but not limited to AOL’s then current policy on unsolicited bulk email, (ii) be sent only to AOL Users requesting to receive such newsletters, (iii) not contain Content which violates AOL’s Terms of Service, and (iv) not contain any Advertisements, marketing or promotion for any other third-party Interactive Service.

AOL User Communications. To the extent HS is otherwise permitted to send communications to AOL Users (in accordance with the other requirements contained herein) in any such communications to AOL Users on or

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off the Customized Sites (including, without limitation, e-mail solicitations), HS will not encourage AOL Users to take any action inconsistent with the scope and purpose of this Agreement, including without limitation, the following actions: (i) using an interactive site other than the Customized Site for the purchase of Products, (ii) using Content other than the Licensed Content; (iii) bookmarking of interactive sites; or (iv) changing the default home page on the AOL browser. Additionally, with respect to such AOL User communications, in the event that HS encourages an AOL User to purchase Products through such communications, HS shall ensure that (a) the AOL Network is promoted as the primary means through which the AOL User can access the Customized Site and (b) any link to the Customized Site will link to a page which indicates to the AOL User that such user is in a site which is affiliated with the AOL Network.

VI. TREATMENT OF CLAIMS

Liability. UNDER NO CIRCUMSTANCES SHALL EITHER PARTY BE LIABLE TO THE OTHER PARTY FOR INDIRECT, INCIDENTAL, CONSEQUENTIAL, SPECIAL OR EXEMPLARY DAMAGES (EVEN IF THAT PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES), ARISING FROM BREACH OF THIS AGREEMENT, THE USE OF OR INABILITY TO USE THE LICENSED CONTENT, THE CUSTOMIZED SITE, THE CUSTOMIZED PROGRAMMING, THE GENERALLY AVAILABLE SITES OR THE AOL NETWORK OR ANY OTHER PROVISION OF THIS AGREEMENT, SUCH AS, BUT NOT LIMITED TO, LOSS OF REVENUE OR ANTICIPATED PROFITS OR LOST BUSINESS (COLLECTIVELY, “DISCLAIMED DAMAGES”); PROVIDED THAT EACH PARTY SHALL REMAIN LIABLE TO THE OTHER PARTY TO THE EXTENT ANY DISCLAIMED DAMAGES ARE CLAIMED BY A THIRD PARTY AND ARE SUBJECT TO INDEMNIFICATION BELOW. EXCEPT AS PROVIDED BELOW IN THE “INDEMNITY” SECTION, NEITHER PARTY SHALL BE LIABLE TO THE OTHER PARTY FOR MORE THAN TEN MILLION DOLLARS ($10,000,000); PROVIDED THAT EACH PARTY SHALL REMAIN LIABLE FOR THE AGGREGATE AMOUNT OF ANY PAYMENT OBLIGATIONS OWED TO THE OTHER PARTY UNDER THE PROVISIONS OF THIS AGREEMENT, SUBJECT TO ANY DEFENSES TO PAYMENT.

No Additional Warranties. EXCEPT AS EXPRESSLY SET FORTH IN THIS AGREEMENT, NEITHER PARTY MAKES, AND EACH PARTY HEREBY SPECIFICALLY DISCLAIMS, ANY REPRESENTATIONS OR WARRANTIES, EXPRESS OR IMPLIED, REGARDING THE LICENSED CONTENT, CUSTOMIZED SITE, THE CUSTOMIZED PROGRAMMING, THE GENERALLY AVAILABLE SITES, THE AOL NETWORK, THE AOL TOOLS, OR THE PUBLISHING TOOLS, INCLUDING ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE AND IMPLIED WARRANTIES ARISING FROM COURSE OF DEALING OR COURSE OF PERFORMANCE. WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, EACH PARTY SPECIFICALLY DISCLAIMS ANY WARRANTY REGARDING THE PROFITABILITY OF AOL NETWORK OR THE CUSTOMIZED SITE.

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Indemnity. Each Party will defend, indemnify, save and hold harmless the other Party and the officers, directors, agents, Affiliates, distributors, franchisees and employees of the other Party from any and all third party claims, demands, liabilities, costs or expenses, including reasonable attorneys’ fees (“Liabilities”), resulting from the indemnifying Party’s material breach or alleged breach of any obligation, representation, or warranty of this Agreement. In addition, HS will defend, indemnify, save and hold harmless AOL and AOL’s officers, directors, agents, Affiliates, distributors, franchisees and employees from any and all Liabilities arising out of or in any way related to the Licensed Content, including any allegation of or actual infringement of any third party’s intellectual property rights by Content on the Customized Programming or the Customized Sites, except to the extent any such Liabilities are caused by AOL’s acts or omissions. AOL will defend, indemnify, save and hold harmless HS and HS’ officers, directors, agents, Affiliates, distributors, franchisees and employees from any and all Liabilities arising out of or related to HS’ use of the AOL Tools in accordance with this Agreement, except to the extent the use of the AOL Tools is governed by a separate agreement mutually entered into by the Parties.

If a Party entitled to indemnification hereunder (the “Indemnified Party”) becomes aware of any matter it believes is indemnifiable hereunder involving any claim, action, suit, investigation, arbitration or other proceeding against the Indemnified Party by any third party (each an “Action”), the Indemnified Party shall give the other Party (the “Indemnifying Party”) prompt written notice of such Action. Such notice shall (i) provide the basis on which indemnification is being asserted and (ii) be accompanied by copies of all relevant pleadings, demands, and other papers related to the Action and in the possession of the Indemnified Party. The Indemnifying Party shall have a period of ten (10) days after delivery of such notice to respond. If the Indemnifying Party elects to defend the Action or does not respond within the requisite ten (10) day period, the Indemnifying Party shall be obligated to defend the Action, at its own expense, and by counsel reasonably satisfactory to the Indemnified Party. The Indemnified Party shall cooperate, at the expense of the Indemnifying Party, with the Indemnifying Party and its counsel in the defense and the Indemnified Party shall have the right to participate fully, at its own expense, in the defense of such Action. If the Indemnifying Party responds within the required ten (10) day period and elects not to defend such Action, the Indemnified Party shall be free, without prejudice to any of the Indemnified Party’s rights hereunder, to compromise or defend (and control the defense of) such Action. In such case, the Indemnifying Party shall cooperate, at its own expense, with the Indemnified Party and its counsel in the defense against such Action and the Indemnifying Party shall have the right to participate fully, at its own expense, in the defense of such Action. Any compromise or settlement of an Action shall require the prior written consent of both Parties hereunder, such consent not to be unreasonably withheld or delayed.

Acknowledgment. AOL AND HS EACH ACKNOWLEDGES THAT THE PROVISIONS OF THIS AGREEMENT WERE NEGOTIATED TO REFLECT AN INFORMED, VOLUNTARY ALLOCATION BETWEEN THEM OF ALL RISKS (BOTH KNOWN AND UNKNOWN) ASSOCIATED WITH THE TRANSACTIONS CONTEMPLATED HEREUNDER. THE LIMITATIONS AND DISCLAIMERS RELATED TO WARRANTIES AND LIABILITY CONTAINED IN THIS AGREEMENT ARE

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INTENDED TO LIMIT THE CIRCUMSTANCES AND EXTENT OF LIABILITY. THE PROVISIONS OF THIS SECTION VI SHALL BE ENFORCEABLE INDEPENDENT OF AND SEVERABLE FROM ANY OTHER ENFORCEABLE OR UNENFORCEABLE PROVISION OF THIS AGREEMENT.

VII. ARBITRATION

(a) Management Committee. The Parties will act in good faith and use commercially reasonable efforts to promptly resolve any claim, dispute, controversy or disagreement (each a “Dispute”) between the Parties or any of their respective subsidiaries, affiliates, successors and assigns arising under, in connection with or related to this Agreement or any document executed pursuant to this Agreement or any of the transactions contemplated hereby or any document executed pursuant to this Agreement or any of the transactions contemplated hereby. If the Parties cannot promptly resolve the Dispute, the Dispute will be submitted in writing to the Management Committee for resolution. For ten (10) days following submission of the Dispute to the Management Committee, the Management Committee will have the exclusive right to resolve such Dispute; provided that the Management Committee will have the final and exclusive right to resolve Disputes arising from any provision of the Agreement which expressly or implicitly provides for the Parties to reach mutual agreement as to certain terms. If the Management Committee is unable to amicably resolve the Dispute during the ten-day period, then the Management Committee will consider in good faith for a period of thirty (30) days the possibility of retaining a third party mediator to facilitate resolution of the Dispute. In the event the Management Committee elects not to retain a mediator within such thirty (30) day period, the dispute will be subject to the resolution mechanisms described below. “Management Committee” will mean a committee made up of a senior executive from each of the Parties for the purpose of resolving Disputes under this Section VII and generally overseeing the relationship between the Parties contemplated by this Agreement. Neither Party will seek, nor will be entitled to seek, binding outside resolution of the Dispute unless and until the Parties have been unable amicably to resolve the Dispute as set forth in this Section VII(a) and then, only in compliance with the procedures set forth in the remainder of this Section VII.

(b) Arbitration. Except for Disputes relating to issues of proprietary rights, including but not limited to intellectual property and confidentiality, any Dispute not resolved by amicable resolution as set forth in Section VII(a) will be governed exclusively and finally by arbitration. Such arbitration will be conducted by JAMS, or if not possible, another comparable ADR/arbitration company, in Washington, D.C. and will be initiated and conducted in accordance with the Commercial Arbitration Rules (“Commercial Rules”) of JAMS, including any supplementary procedures applicable to large complex commercial disputes (“Complex Procedures”), as such rules will be in effect on the date of delivery of a demand for arbitration (“Demand”), except to the extent that such rules are inconsistent with the provisions set forth herein. Notwithstanding the foregoing, the Parties may agree in good faith in writing that the Complex Procedures will not apply in order to promote the efficient arbitration of Disputes where the nature of the Dispute, including without limitation the amount in controversy, does not justify the application of such procedures.

(c) Selection of Arbitrators. The arbitration panel will consist of three arbitrators. Each

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Party will name an arbitrator to be selected from the JAMS-approved list of arbitrators within ten (10) days after the delivery of the Demand. The arbitrators should be neutral participants, with no prior relationship of any kind with either Party that may create a conflict of interest. Each Party will select one arbitrator, and the third arbitrator should be selected by the first two arbitrators. If the two arbitrators are unable to select a third arbitrator within ten (10) days, a third neutral arbitrator will be appointed by JAMS from its panel of commercial arbitrators for large and complex cases. Similarly, if either party objects to the selection of any arbitrator because of an identifiable conflict of interest and the Parties are unable to resolve the dispute within ten (10) days, then a replacement arbitrator will be appointed by JAMS from its panel of commercial arbitrators for large and complex cases. If a vacancy in the arbitration panel occurs after the hearings have commenced, the remaining arbitrator or arbitrators may not continue with the hearing and determination of the controversy, unless the Parties agree otherwise. If the Parties so desire, the Parties may agree to proceed with arbitration with one arbitrator upon mutual agreement.

(d) Governing Law. The Federal Arbitration Act, 9 U.S.C. Secs. 1-16, and not state law, will govern the arbitrability of all Disputes. The arbitrators will allow such discovery as is appropriate to the purposes of arbitration in accomplishing a fair, speedy and cost-effective resolution of the Disputes. The arbitrators will reference the Federal Rules of Civil Procedure then in effect in setting the scope and timing of discovery. The Federal Rules of Evidence will apply in toto. The arbitrators may enter a default decision against any Party who fails to participate in the arbitration proceedings.

(e) Arbitration Awards. The arbitrators will have the authority to award compensatory damages only. Any award by the arbitrators will be accompanied by a written opinion setting forth the findings of fact and conclusions of law relied upon in reaching the decision. Judgment upon the award may be entered by any court of competent jurisdiction. The Parties agree that the existence, conduct and content of any arbitration will be kept confidential and no Party will disclose to any person any information about such arbitration, except as may be required by law or by any governmental authority or for financial reporting purposes in each Party’s financial statements.

(f) Fees. Each Party will pay the fees of its own attorneys, expenses of witnesses and all other expenses and costs in connection with the presentation of such Party’s case (collectively, “Attorneys’ Fees”). The remaining costs of the arbitration, including without limitation, fees of the arbitrators, costs of records or transcripts and administrative fees (collectively, “Arbitration Costs”) will be borne equally by the Parties. Notwithstanding the foregoing, the arbitrators may modify the allocation of Arbitration Costs and award Attorneys’ Fees in those cases where fairness dictates a different allocation of Arbitration Costs between the Parties or an award of Attorneys’ Fees to the prevailing Party as determined to be appropriate by the arbitrators.

(g) Non Arbitratable Disputes. Any Dispute that is not subject to final resolution by the Management Committee or to arbitration under this Section VII (collectively, “Non-Arbitration Claims”) will be brought in a court of competent jurisdiction in the Commonwealth of Virginia. Each Party irrevocably consents to the exclusive jurisdiction of the courts of the Commonwealth of Virginia and the federal courts situated in the Commonwealth of Virginia, over any and all Non-Arbitration Claims and any and all actions to enforce such claims or to recover damages or other relief in connection with such claims.

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VIII. MISCELLANEOUS

Auditing Rights. HS shall maintain complete, clear and accurate records of all expenses, revenues, fees, transactions and related documentation (including agreements) in connection with the performance of this Agreement (“Records”). All such Records shall be maintained for a minimum of five (5) years following termination of this Agreement. For the sole purpose of ensuring compliance with this Agreement, AOL shall have the right, at its expense, to direct an independent certified public accounting firm subject to strict confidentiality restrictions to conduct a reasonable and necessary copying and inspection of portions of the Records that are directly related to amounts payable to HS or AOL pursuant to this Agreement. Any such audit may be conducted after twenty (20) business days prior written notice, subject to the following: Such audits shall not be made more frequently than once every twelve months. The costs of any audit shall be the responsibility of AOL, provided, however, that if the results of an audit show an error of ten percent (10%) or more, then HS shall bear the costs of the audit. In such event, AOL may request one additional audit during the same twelve (12) month period within which the first audit was conducted.

Excuse. Neither Party shall be liable for, or be considered in breach of or default under this Agreement on account of, any delay or failure to perform as required by this Agreement as a result of any causes or conditions which are beyond such Party’s reasonable control and which such Party is unable to overcome by the exercise of reasonable diligence. Without limiting the generality of the foregoing, AOL’s Promotion commitments hereunder are subject to the prior timely receipt from HS of Licensed Content for such Promotion which complies with all applicable terms of this Agreement and any standard written policies of AOL.

Independent Contractors. The Parties to this Agreement are independent contractors. Neither Party is an agent, representative or partner of the other Party. Neither Party shall have any right, power or authority to enter into any agreement for or on behalf of, or incur any obligation or liability of, or to otherwise bind, the other Party. This Agreement shall not be interpreted or construed to create an association, agency, joint venture or partnership between the Parties or to impose any liability attributable to such a relationship upon either Party.

Notice. Any notice, approval, request, authorization, direction or other communication under this Agreement will be given in writing and will be deemed to have been delivered and given for all purposes (a) on the delivery date if delivered by confirmed facsimile or, in the case of AOL, by electronic mail on the AOL Network (to screenname “[*]”; (ii) on the delivery date if delivered personally to the Party to whom the same is directed; or (iii) one business day after deposit with a commercial overnight carrier, with written verification of receipt; or (iv) on the date of receipt if sent by registered or certified mail. In the case of AOL, such notice will be provided to both the Vice President, Interactive Marketing Business Development (fax no. [*]) and the Deputy General Counsel (fax no. [*]), each at the address of AOL set forth in the first paragraph of this Agreement. In the case of HS, except as otherwise specified herein, such notice will be provided to the Vice President General Counsel and the Senior Vice President Business Development and the notice address

[*]	CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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shall be the address for HS set forth in the first paragraph of this Agreement. Notwithstanding the foregoing, no notice related to the breach or termination of this Agreement will be deemed to have been delivered and given if delivered by electronic mail.

No Waiver. The failure of either Party to insist upon or enforce strict performance by the other Party of any provision of this Agreement or to exercise any right under this Agreement shall not be construed as a waiver or relinquishment to any extent of such Party’s right to assert or rely upon any such provision or right in that or any other instance; rather, the same shall be and remain in full force and effect.

Return of Information. Upon the expiration or termination of this Agreement, each Party shall, upon the written request of the other Party, return or destroy (at the option of the Party receiving the request) all Confidential Information, documents, manuals and other materials specified by the other Party.

Survival. Sections IV, V, VI, VII and VIII of this Exhibit D, shall survive the completion, expiration, termination or cancellation of this Agreement. In addition, all payment terms of this Agreement shall survive with regard to any accrued payments due and owing before completion, expiration, termination or cancellation of this Agreement, and any provision that expressly states that it shall survive or which, by its nature, must survive the completion, expiration, termination or cancellation of this Agreement, shall survive the completion, expiration, termination or cancellation of this Agreement.

Entire Agreement. This Agreement sets forth the entire agreement and supersedes any and all prior agreements of the Parties with respect to the transactions set forth herein. Neither Party shall be bound by, and each Party specifically objects to, any term, condition or other provision which is different from or in addition to the provisions of this Agreement (whether or not it would materially alter this Agreement) and which is proffered by the other Party in any correspondence or other document, unless the Party to be bound thereby specifically agrees to such provision in writing.

Amendment. No change, amendment or modification of any provision of this Agreement shall be valid unless set forth in a written instrument signed by the Party subject to enforcement of such amendment.

Further Assurances. Each Party shall take such action (including, but not limited to, the execution, acknowledgment and delivery of documents) as may reasonably be requested by the other Party for the implementation or continuing performance of this Agreement.

Assignment. Neither Party shall assign this Agreement or any right, interest or benefit under this Agreement without the prior written consent of the other Party. Except as provided below, assumption of this Agreement by any successor of a Party (including, without limitation, by way of merger, consolidation or sale of all or substantially all of HS’ stock or assets) shall be subject to the other Party’s prior written approval. Notwithstanding the foregoing, HS shall have the right to assign this agreement to an entity controlling, controlled

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by, or under common control with HS as part of an internal corporate reorganization without the prior written approval of AOL. Subject to the foregoing, this Agreement shall be fully binding upon, inure to the benefit of and be enforceable by the Parties hereto and their respective successors and assigns.

Subcontractors. Each Party shall be responsible for ensuring that all of its consultants and subcontractors comply with this Agreement and such Party shall be liable for any breaches of this Agreement caused by any of its consultants or subcontractors.

Construction; Severability. In the event that any provision of this Agreement conflicts with the law under which this Agreement is to be construed or if any such provision is held invalid by a court with jurisdiction over the Parties to this Agreement, (i) such provision shall be deemed to be restated to reflect as nearly as possible the original intentions of the Parties in accordance with applicable law, and (ii) the remaining terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect.

Remedies. Except where otherwise specified, the rights and remedies granted to a Party under this Agreement are cumulative and in addition to, and not in lieu of, any other rights or remedies which the Party may possess at law or in equity.

Applicable Law. This Agreement shall be interpreted, construed and enforced in all respects in accordance with the laws of the Commonwealth of Virginia except for its conflicts of laws principles.

Export Controls. Both Parties shall adhere to all applicable laws, regulations and rules relating to the export of technical data and shall not export or re-export any technical data, any products received from the other Party or the direct product of such technical data to any proscribed country listed in such applicable laws, regulations and rules unless properly authorized.

Headings. The captions and headings used in this Agreement are inserted for convenience only and shall not affect the meaning or interpretation of this Agreement.

Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same document. Signatures sent by facsimile shall be deemed original signatures.

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(i) EXHIBIT E

TECHNICAL OPERATING STANDARDS

1.	Customized Site Infrastructure. HS will be responsible for all communications, hosting and connectivity costs and expenses associated with the Customized Site. HS will provide all hardware, software, telecommunications lines and other infrastructure necessary to meet traffic demands on the Customized Site from the AOL Network. HS will design and implement the infrastructure and network between the AOL Network and Customized Site such that (i) no single component failure will have a materially adverse impact on AOL Users seeking to reach the Customized Site from the AOL Network and (ii) sufficient bandwidth is maintained to handle sustained load and regular spikes in traffic. In the event that HS elects to create a custom version of the Customized Site in order to comply with the terms of this Agreement, HS will bear responsibility for all aspects of the implementation, management and cost of such customized site.

2.	Optimization; Speed. HS will use commercially reasonable efforts to ensure that: (a) the functionality and features within the Customized Site are optimized for the client software then in use by AOL Members; and (b) the Customized Site is designed and populated in a manner that minimizes delays when AOL Users attempt to access such site. At a minimum, HS will ensure that the Customized Site’s data transfers initiate within fewer than [*] ([*]) seconds on average, excluding HS feeds to AOL DCI. Prior to commercial launch of any material promotions described herein, HS will permit AOL to conduct performance, load and browser compatibility testing of the Customized Site (in person or through remote communications), with such commercial launch not to commence until such time as AOL is reasonably satisfied with the results of any such testing.

3.	Technical Problems. HS agrees to use commercially reasonable efforts to address material technical problems (over which HS exercises control) affecting use by AOL Users of the Customized Site (a “HS Technical Problem”) promptly following notice thereof. In the event of a HS Technical Problem (including, without limitation, infrastructure deficiencies producing user delays), AOL will have the right to regulate the promotions it provides to HS hereunder until such time as HS corrects the HS Technical Problem at issue.

4.	Monitoring. HS will ensure that the performance and availability of the Customized Site is monitored on a continuous basis. HS will provide AOL with contact information (including e-mail, phone, pager and fax information, as applicable, for both during and after business hours) for HS’s principal business and technical representatives, for use in cases when issues or problems arise with respect to the Customized Site.

5.	Telecommunications. Where applicable, HS will utilize encryption methodology to secure data communications between the Parties’ data centers.

6.	Security. On non-email transfers HS will utilize Internet standard encryption technologies (e.g., Secure Socket Layer — SSL) to provide a secure environment for conducting transactions and/or transferring private AOL User information (e.g. credit card numbers, banking/financial information, and user address information) to and from the Customized Site. AOL may periodically conduct reviews of the Customized site (hosting infrastructure) in conjunction with, and facilitated by, HS in order to evaluate any potential security risks of such site. HS will use commercially reasonable efforts to promptly remedy any security risks or breaches of security as may be identified.

7.	Technical Performance.

i.	HS will design the Customized Site to support the AOL-client embedded versions of the Microsoft Internet Explorer 5.XX, 6.XX and higher (Windows and Macintosh)and the Netscape Browser 6.XX and 7.XX and make commercially reasonable efforts to support all other AOL browsers listed at: “http://webmaster.info.aol.com.”

[*]	CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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ii.	To the extent HS creates customized pages on the Customized Site for AOL Members, HS shall develop and employ a methodology to detect AOL MembersError! Hyperlink reference not valid..

iii.	HS will periodically review the technical information made available by AOL at http://webmaster.info.aol.com.

iv.	HS will design its site to support HTTP 1.0, 1.1 or later protocol as defined in RFC 1945 and to adhere to AOL’s parameters for refreshing or preventing the caching of information in AOL’s proxy system as outlined in the document provided at the following URL: http://webmaster.info.aol.com. HS is responsible for the manipulation of these parameters in web-based objects so as to allow them to be cached or not cached as outlined in RFC 1945.

v.	Prior to releasing major or material new functionality through the Customized Site (“New Functionality”), HS will use commercially reasonable efforts to (i) test the New Functionality to confirm its compatibility with AOL Service client software and (ii) provide AOL with notice of the New Functionality so that AOL can perform tests of the New Functionality to confirm its compatibility with the AOL Service client software. Should any new material, new functionality or features through the Customized Site be released without notification to AOL, AOL will not be responsible for any adverse user experience until such time that compatibility tests can be performed and the new material, functionality or features qualified for the AOL Service.

8.	AOL Internet Services HS Support. AOL will provide HS with access to the standard online resources, standards and guidelines documentation, technical phone support, monitoring and after-hours assistance that AOL makes generally available to similarly situated web-based partners. AOL support will not, in any case, be involved with content creation on behalf of HS or support for any technologies, databases, software or other applications which are not supported by AOL or are related to any HS area other than the Customized Site. Support to be provided by AOL is contingent on HS providing to AOL demo account information (where applicable), and will make reasonable efforts to provide a detailed description of the relevant areas of the Customized Site’s software, hardware and network architecture and access to a replicated Quality Assurance environment of the Customized Site for purposes of such performance and load testing as AOL elects to conduct.

9.	Industry Standards. In addition to the foregoing standards, and if and to the extent site standards are not established in this Exhibit with respect to any other aspect or portion of the Customized Site (or the Products or other Content contained therein), HS shall provide such aspect or portion at a level of accuracy, quality, completeness, and timeliness which meets or exceeds prevailing standards in the applicable industry.

10.	AOL Style Guidelines. HS will be in compliance with the AOL Style Guidelines as available through the following link: http://styleguide.aol.com.

11.	ICP Programming. The terms and condition of this Exhibit applicable to the Customized Sites shall apply equally to any Licensed Content that is (a) programmed in HTML, or (b) web-based.

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EXHIBIT F

OFFLINE PROMOTION

9.1.4 In (a) all HS television advertisements lasting 30 seconds or longer that include any reference to the HS Properties (a “Reference”) and (b) all HS print advertisements that are greater than one-half (1/2) of the page size of the publication in which they appear and that include a Reference, HS shall prominently promote the Customized Sites’ availability through America Online® and include prominent specific references or mentions (verbally where possible) of the Customized Sites’ availability through America Online® except where the written, generally applicable policies of the publisher prohibits the mention of the HS Properties’ availability through America Online or where creative execution does not permit such promotion; provided however, that in advertisements that for policy or creative reasons do not include AOL’s “keywords” in an advertisement, HS will provide AOL with mutually agreed alternative cross promotion. In all other HS television, radio and print advertisements which include a Reference, HS will use commercially reasonable good faith efforts to prominently promote the Customized Sites’ availability through America Online® and include prominent specific references or mentions (verbally where possible) of the Customized Sites’ availability through America Online® except where not possible due to space and programming constraints, or where the creative execution does not permit such promotion. Listing of the “URL(s)” for the Generally Available Sites in any of HS’ advertisements will be accompanied by the AOL “keyword” for the Customized Site. The foregoing notwithstanding, in the case of advertisements acquired or arranged on a cooperative basis with any third party and over which HS therefore does not have editorial control, and which include a Reference, HS shall use commercially reasonable good faith efforts to prominently promote the Customized Sites’ availability through America Online® and include prominent specific references or mentions (verbally where possible) of the Customized Sites’ availability through America Online®.Creative treatment of the AOL logo or keyword shall be subject to AOL’s prior approval.

9.1.5

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(i)	EXHIBIT G

(ii)	REAL ESTATE CHANNEL SCREEN SHOTS

AOL Service — Real Estate Channel Main

AOL1* AOL2

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     AOL Service – Real Estate Channel Homes

AOL3* AOL4 AOL5 AOL6

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AOL Service – Real Estate Channel Apartments

AOL7* AOL8 AOL9

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AOL Service – Real Estate Channel Neighborhoods

AOL10* AOL11 AOL12 AOL13

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AOL Service – Real Estate Channel Moving

AOL14* AOL15 AOL16

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AOL Service — Personal Finance Channel Mortgages

AOL17

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AOL CityGuide – Shop & Find Real Estate

CG1

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Netscape.com – Home & Real Estate Channel Main

NS1*

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Netscape.com – Home & Real Estate Channel – Real Estate Main

NS2*
NS3
NS4
NS5
NS6

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Netscape.com – Home & Real Estate Channel — Homes

NS7* NS8 NS11 NS10 NS9

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Netscape.com – Home & Real Estate Channel — Apartments

NS12* NS13 NS14

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Netscape.com – Home & Real EstateChannel — Neighborhoods

NS15* NS16* NS17

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Netscape.com – Home & Real Estate Channel — Moving & Storage

NS18* NS19* NS20 NS21

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Netscape.com – Home & Real Estate Channel — Home Finance

NS22* NS23 NS24

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CompuServe Service – Home & Real Estate Channel Main

CS1*

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CompuServe Service – Home & Real Estate Channel – Real Estate Main

CS2* CS3 CS4 CS5 CS6

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CompuServe Service – Home & Real Estate Channel – Homes

CS7* CS8 CS11 CS10 CS9

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CompuServe Service – Home & Real Estate – Apartments & Rentals

CS12* CS13 CS14

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CompuServe Service – Home & Real Estate Channel – Neighborhoods

CS15* CS16* CS17

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CompuServe Service – Home & Real Estate Channel – Moving & Storage

CS18* CS19* CS20 CS21

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CompuServe Service – Home & Real Estate Channel – Home Finance

CS22* CS23 CS24

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EXHIBIT H

AOL EXCLUSIVE RELATIONSHIPS

*** Subject to revision by AOL in accordance with the provisions of the Agreement***

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EXHIBIT I

(iii)	CUSTOMIZED MORTGAGE CALCULATOR MOCK UP

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EXHIBIT J

(iv)	DISPLAY ADVERTISING MOCK UP

Banner Ad Unit Skyscraper Ad Unit Rectangle Ad Unit

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Featured Home Advertisement Skyscraper Display Ad Banner Display Ad

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